THE PRUDENTIAL
                              INSTITUTIONAL
                                   FUND


ANNUAL REPORT
SEPTEMBER 30, 1995


GROWTH STOCK FUND
STOCK INDEX FUND
INTERNATIONAL STOCK FUND
ACTIVE BALANCED FUND
BALANCED FUND
INCOME FUND
MONEY MARKET FUND

(LOGO)

                THE PRUDENTIAL            TABLE OF
(LOGO)          INSTITUTIONAL             CONTENTS
                FUND

LETTER TO SHAREHOLDERS            1
GROWTH STOCK FUND                 2
STOCK INDEX FUND                  6
INTERNATIONAL STOCK FUND         17
ACTIVE BALANCED FUND             22
BALANCED FUND                    27
INCOME FUND                      34
MONEY MARKET FUND                39
FINANCIAL STATEMENTS             43
NOTES TO FINANCIAL STATEMENTS    51
INDEPENDENT AUDITORS' REPORT     58
FEDERAL INCOME TAX
INFORMATION                      59
SUPPLEMENTAL PROXY
INFORMATION                      60

                THE PRUDENTIAL             LETTER TO
(LOGO)          INSTITUTIONAL             SHAREHOLDERS
                FUND
                                                               November 16, 1995
We are pleased to provide you with the Annual Report of The Prudential Institutional Fund for the year ended September 30, 1995. The period was generally characterized by bullish financial markets which, along with strong cash flow from shareholders and retirement plan participants, resulted in significant increases in the size of many of the Fund's portfolios. Total net assets grew to $784.9 million at September 30, 1995 from $493.1 million at September 30, 1994. The Fund has seven portfolios, each with a distinct investment objective designed to allow shareholders the opportunity to select various options to match different goals and risk tolerances.

Economy

   Gross Domestic Product grew at a rate of 3.3% this fiscal year, compared to 4.4% the last fiscal year. The Fed ended its relentless pattern of rate increases (six hikes during 1994) and cut short-term interest rates .25% in July, 1995. The economy appears to be moving ahead at a reasonable pace, albeit at one that's slower than 1994.

   Leading indicators have been trending sideways --housing and auto sales remain high but are off earlier peaks and employment remains relatively stable. Restrained growth in both wages and consumer prices have kept inflation under control. Although inflation isn't a problem, moderate economic growth led the Fed to shelve any plans for further interest rate cuts.

Market Review

   Returns for the U.S. stock and bond markets were lackluster toward the end of
1994. By the first quarter of 1995, the financial markets welcomed slower economic growth and the S&P 500 Index returned nearly 10% --one of the best quarters on record. Despite turmoil in the foreign exchange markets, bonds rallied steadily throughout the first quarter. The surprisingly strong 1995 rally in stocks and bonds continued right through the third quarter. By the end of September, 1995, the S&P 500 Index was up 29.7% for the fiscal year, while the Lehman Government/Corporate Bond Index was up 14.3%.

   Foreign stocks, as measured by the Morgan Stanley Europe, Australia and Far East Index (EAFE), gained 5.8%. This relative performance is a reversal from fiscal 1994 when the EAFE index outperformed both the S&P 500 Index and Lehman index returns.

Fund Performance

   As a result of the strength in the financial markets, each of the Fund's portfolios achieved absolute positive returns for the year. For the most part, comparable benchmarks proved difficult to surpass. Since each portfolio's inception, returns have been very positive and compare satisfactorily versus the benchmarks. This performance information along with comments from each portfolio's adviser and portfolio holdings may be found on the following pages.

Summary

   While we do not expect gains of this magnitude to be repeated in the near future, we believe that investors who stick with a disciplined approach to investing their retirement savings should be rewarded over the long term. We look forward to continuing to meet the retirement and investment needs of our shareholders.
                                 Sincerely,
                                 Mark R. Fetting
                                 President

                THE PRUDENTIAL                 GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to achieve long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects. Current income, if any, is incidental.

INVESTMENT APPROACH: The Adviser concentrates on large capitalization companies with the potential for above-average growth. Stocks are selected on a company-by-company basis through the use of fundamental analysis.

The Adviser looks for companies that demonstrate superior sales growth, high levels of unit growth, high return on assets and equity, and a strong balance sheet, as well as being attractively valued in the judgment of the Adviser.

ADVISER: The Growth Stock Fund is managed by Jennison Associates Capital Corp. Founded in 1969 and acquired by The Prudential in 1985, Jennison adheres to clearly defined investment philosophies and is dedicated to achieving superior investment results for institutional investors. Jennison manages over $28 billion in equity, balanced, and fixed income accounts at September 30, 1995.

ADVISER'S COMMENTS: For the year ended September 30, 1995, the Fund increased 35.1% versus the market overall, as measured by the S&P 500, which improved 29.7% in the same period. The Lipper Growth Fund Average increased 25.9% over the same period. This positive performance can be attributed mostly to particularly strong performance in three areas: financial services, capital spending, and technology. The lower interest rate environment which began in November 1994 helped boost interest rate sensitive stocks in the portfolio. Strong capital spending both domestically and abroad helped bolster the current and future earnings prospects of many capital goods producers. In technology, there are a number of evolving long-term trends which have, and should continue to have, both positive earnings and valuation consequences for companies in the portfolio.

Throughout the past year we have had substantial net, positive earnings estimate surprises. This has been a key to the out performance of the Fund and is the key to our objective over time. Our goal is to own the best growth stocks we can find at a reasonable valuation.

By and large we remain optimistic about growth stocks in a slow economic growth environment like we are currently experiencing, which is characterized by low inflation and low interest rates. As always, growth stocks will be more volatile than the market overall, but we believe there are ample opportunities for companies with growing revenue and earnings to provide significant positive returns.

  PERFORMANCE RESULTS:
  Average Annual Returns            Fund         S&P 500
  --------------------------    -------------    --------
  One Year ended 9/30/95              +35.14%    +29.74%
  From Inception (11/5/92)            +18.34%    +15.40%

Returns from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.
                                       2

                THE PRUDENTIAL         GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL          Comparison of Change in Value
                FUND                   of A $10,000 Investment

                          (CHART)


        -------------- Growth Stock Fund   - - - - S&P 500 Index
        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        Growth Stock Fund (the ``Fund'') with a similar investment in the Standard & Poor's 500 Index (S&P 500) by portraying the initial account value at the commencement of operations and subsequent account values at
        the end of each fiscal year (September 30) beginning in 1992. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the S&P 500 may differ substantially from the securities in the Fund's portfolio. S&P 500 is not the only index that may be used to characterize performance of growth funds and other indices may portray different comparative performance.

                THE PRUDENTIAL            GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL             PORTFOLIO OF INVESTMENTS
                FUND                      SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks--98.7%
            Aerospace/Defense--2.4%
  78,200    Boeing Co..........................  $ 5,337,150
                                                 -----------
            Airlines--1.9%
  56,900    AMR Corp.(a).......................    4,103,913
                                                 -----------
            Beverages--3.0%
  49,500    Coca-Cola Co.......................    3,415,500
  61,000    PepsiCo Inc........................    3,111,000
                                                 -----------
                                                   6,526,500
                                                 -----------
            Commercial Services--1.4%
  90,850    CUC International, Inc.(a).........    3,168,394
                                                 -----------
            Computer Software & Services--14.3%
  55,400    America Online Inc.................    3,808,750
  78,300    AutoDesk, Inc......................    3,425,625
  85,300    Cisco Systems, Inc.(a).............    5,885,700
            Computer Associates International,
  72,150      Inc..............................    3,048,337
  36,400    Macromedia Inc.....................    2,079,350
  52,900    Microsoft Corp.(a).................    4,787,450
  64,600    SAP AG (ADR) (Germany).............    3,544,925
  62,300    Silicon Graphics Inc.(a)...........    2,141,563
  87,400    Symbol Technologies, Inc.(a).......    2,895,125
                                                 -----------
                                                  31,616,825
                                                 -----------
            Cosmetics & Soaps--1.7%
  79,300    Gillette Co........................    3,776,663
                                                 -----------
            Drugs & Medical Supplies--7.4%
 109,000    Astra AB Class A (Sweden)..........    3,904,135
  44,900    Lilly (Eli) & Co...................    4,035,388
  62,900    Merck & Co., Inc...................    3,522,400

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Smith Kline Beecham PLC (ADR)
  94,300      (United Kingdom).................  $ 4,773,937
                                                 -----------
                                                  16,235,860
                                                 -----------
            Electronics--11.1%
 104,400    Hewlett-Packard Co.................    8,704,350
 131,500    Intel Corp.........................    7,906,437
 102,000    Motorola, Inc......................    7,790,250
                                                 -----------
                                                  24,401,037
                                                 -----------
            Financial Services--7.3%
  43,900    Federal National Mortgage Assn.....    4,543,650
  35,900    First Financial Mgmt. Corp.........    3,504,737
  27,200    Morgan Stanley Group, Inc..........    2,614,600
  61,500    Mutual Risk Management, Ltd........    2,429,250
  61,800    The PMI Group Inc..................    2,927,775
                                                 -----------
                                                  16,020,012
                                                 -----------
            Health Care Services--0.6%
  53,800    Value Health, Inc.(a)..............    1,425,700
                                                 -----------
            Hospital Management--1.9%
  86,100    United Healthcare Corp.............    4,208,138
                                                 -----------
            Insurance--1.1%
            American International Group,
  29,450      Inc..............................    2,503,250
                                                 -----------
            Leisure--3.8%
  94,300    Disney (Walt) Co...................    5,410,462
  99,600    Harrahs Entertainment Inc.(a)......    2,913,300
                                                 -----------
                                                   8,323,762
                                                 -----------
            Lodging--0.8%
  75,300    Promus Cos., Inc.(a)...............    1,713,075
                                                 -----------
            Machinery--1.2%
  78,300    Harnischfeger Industries, Inc......    2,613,263
                                                 -----------

                                         See Notes to Financial Statements.
                                       4

                THE PRUDENTIAL           GROWTH STOCK FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--7.1%
            Clear Channel Communications,
  44,400      Inc.(a)..........................  $ 3,363,300
            News Corp. Ltd. (ADR)
 120,100      (Australia)......................    2,642,200
  48,900    Omnicom Group......................    3,184,613
            Reuters Holdings PLC (ADR)
  70,100      (United Kingdom).................    3,706,537
  43,800    Scholastic Corp.(a)................    2,748,450
                                                 -----------
                                                  15,645,100
                                                 -----------
            Miscellaneous Basic Industry--4.2%
  36,000    Applied Materials, Inc.(a).........    3,681,000
  62,400    Cerner Corp.(a)....................    2,137,200
  27,300    ITT Corp...........................    3,385,200
                                                 -----------
                                                   9,203,400
                                                 -----------
            Miscellaneous Consumer Growth--0.9%
  29,900    Eastman Kodak Co...................    1,771,575
   7,000    Luxottica Group (ADR) (Italy)......      342,125
                                                 -----------
                                                   2,113,700
                                                 -----------
            Office Equipment & Supplies--1.3%
  58,000    Compaq Computer Corp.(a)...........    2,805,750
                                                 -----------
            Railroads--1.1%
  37,800    Union Pacific Corp.................    2,504,250
                                                 -----------
            Restaurants--2.5%
            Lone Star Steakhouse & Saloon,
  69,400      Inc.(a)..........................    2,845,400
  68,000    McDonald's Corp....................    2,601,000
                                                 -----------
                                                   5,446,400
                                                 -----------
            Retail--4.6%
 122,300    AutoZone, Inc.(a)..................    3,118,650
  85,350    Dollar General Corp................    2,507,156
  55,533    Home Depot, Inc....................    2,214,379
  46,400    Kohls Corp. (a)....................    2,407,000
                                                 -----------
                                                  10,247,185
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--10.8%
  74,600    Adobe Systems, Inc.................  $ 3,860,550
  37,800    Broderbund Software Inc............    2,877,525
  34,233    Chiron Corp.(a)....................    3,098,086
  35,700    Cirrus Logic, Inc.(a)..............    2,043,825
  59,500    Intuit Inc.........................    2,796,500
 123,900    LSI Logic Corp.(a).................    7,155,225
 101,800    Pyxis Corp.(a).....................    1,972,375
                                                 -----------
                                                  23,804,086
                                                 -----------
            Telecommunications--4.8%
  74,700    Nokia Corp. (ADR) (Finland)........    5,210,325
  46,800    Tellabs, Inc.(a)...................    1,971,450
            Vodafone Group PLC (ADR)
  82,100      (United Kingdom).................    3,366,100
                                                 -----------
                                                  10,547,875
                                                 -----------
            Transportation--1.5%
            Wisconsin Central Transportation
  48,900      Corp.(a).........................    3,264,075
                                                 -----------
            Total common stocks
            (cost $163,489,413)................  217,555,363
                                                 -----------
Principal
 Amount
 (000)      SHORT-TERM INVESTMENT
--------
            Repurchase Agreement--2.2%
$  4,819    Joint Repurchase Agreement Account,
            6.39%, 10/2/95 (Note 5)
              (cost $4,819,000)................    4,819,000
                                                 -----------
            Total Investments--100.9%
            (cost $168,308,413; Note 4)........  222,374,363
            Liabilities in excess of other
              assets--(0.9%)...................   (1,868,969)
                                                 -----------
            Net Assets--100%...................  $220,505,394
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.

                THE PRUDENTIAL          STOCK INDEX FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Composite Stock Index.

INVESTMENT APPROACH: The portfolio is managed using a passive, indexing approach instead of traditional methods of security analysis. The Adviser accomplishes this goal by purchasing securities that, as a group, reflect the price and yield performance of the S&P 500.

The Fund will not adopt a temporary defensive investment posture in times of declining market conditions; therefore, investors bear the risk of such market conditions.

ADVISER: Prudential Diversified Investment Strategies (PDI) is a business unit of The Prudential Investment Corporation dedicated to equity index and balanced fund investing for institutional clients. Established in 1975, PDI began managing equity index portfolios in 1979 and currently manages $4.5 billion in stock index funds.

ADVISER'S COMMENTS: The Fund continued to meet its objective of tracking the S&P 500 Index. Before fees, the Stock Index Fund led the S&P 500 Index by .06% for the twelve months ended September 30, 1995.

In 1994, the negative impact of rising interest rates offset the positive effects of strong corporate earnings. As a result, the S&P 500 was even for the fourth quarter, despite fluctuations in the stock market that accompanied the Fed's sixth rate hike. In sharp contrast, 1995 has been an excellent year for the S&P 500. The stock market welcomed slower economic growth and by the end of the first quarter, the S&P 500 was up nearly 10% --one of the best returns on record. The rally continued throughout the second quarter and the S&P 500 returned over 20% for the first six months of the year. Led by technology, most sectors participated in the rally. The skyrocketing technology stocks led growth stocks to outpace value stocks by the end of the second quarter. Early in the third quarter, the Fed cut short-term interest rates by .25%. Concerns about the economy caused industrial sectors such as steel and heavy machinery to lag the overall market during the third quarter. Growth stocks lost their lead and posted returns equal to value stocks. Overall, the S&P 500 returned nearly 8% for the quarter, bringing both the year-to-date and one year returns ending September 30, 1995 to almost 30%.

  PERFORMANCE RESULTS:
  Average Annual Returns           Fund         S&P 500
  -------------------------    -------------    --------
  One Year ended 9/30/95             +29.02%    +29.74%
  From Inception (11/5/92)           +14.72%    +15.40%

Returns from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.

The S&P 500 Index is a commonly used unmanaged indicator of stock market performance. ``Standard & Poor's,'' ``S&P,'' ``S&P 500,'' ``Standard & Poor's 500,'' and ``500'' are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.
                                       6

                THE PRUDENTIAL           STOCK INDEX FUND
(LOGO)          INSTITUTIONAL            Comparison of Change in Value
                FUND                     of A $10,000 Investment

                             (CHART)

        -------------- Stock Index Fund   - - - - S&P 500 Index
        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        Stock Index Fund (the ``Fund'') with a similar investment in the Standard & Poor's 500 Index (S&P 500) by portraying the initial account value at the commencement of operations and subsequent account values at
        the end of each fiscal year (September 30) beginning in 1992. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the S&P 500 may differ substantially from the securities in the Fund's portfolio. S&P 500 is not the only index that may be used to characterize performance of equity funds and other indices may portray different comparative performance.

                THE PRUDENTIAL           STOCK INDEX FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS
            Common Stocks and Equivalents--81.7%
            Aerospace/Defense--1.7%
   5,400    Allied-Signal, Inc.................  $   238,275
   6,600    Boeing Co..........................      450,450
   1,200    General Dynamics Corp..............       65,850
   3,830    Lockheed Corp......................      257,089
   1,700    Loral Corp.........................       96,900
   2,200    McDonnell Douglas Corp.............      182,050
   1,000    Northrop Corp......................       60,875
   2,400    Raytheon Co........................      204,000
   4,200    Rockwell International Corp........      198,450
                                                 -----------
                                                   1,753,939
                                                 -----------
            Airlines--0.3%
   1,450    AMR Corp.(a).......................      104,581
   1,000    Delta Airlines, Inc................       69,250
   2,700    Southwest Airlines Co..............       68,175
   1,200    USAir Group Inc.(a)................       13,800
                                                 -----------
                                                     255,806
                                                 -----------
            Aluminum--0.4%
   4,400    Alcan Aluminum Ltd.................      142,450
   3,400    Aluminum Co. of America............      179,775
   1,250    Reynolds Metals Co.................       72,188
                                                 -----------
                                                     394,413
                                                 -----------
            Automobiles & Trucks--2.0%
   7,400    Chrysler Corp......................      392,200
     800    Cummins Engine, Inc................       30,800
   2,000    Dana Corp..........................       57,750
   1,200    Echlin Inc.........................       42,900
  20,700    Ford Motor Co......................      644,287
  14,400    General Motors Corp................      675,000
   2,400    Genuine Parts Co...................       96,300
     800    Johnson Controls, Inc..............       50,600
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   1,420    Navistar International Corp.(a)....  $    17,040
   1,200    Safety Kleen Corp..................       17,550
                                                 -----------
                                                   2,024,427
                                                 -----------
            Banking--5.1%
   7,637    Banc One Corp......................      278,750
   2,200    Bank of Boston Corp................      104,775
   3,700    Bank of New York Co., Inc..........      172,050
   7,200    BankAmerica Corp...................      431,100
   1,500    Bankers Trust NY Corp..............      105,375
   1,900    Barnett Banks, Inc.................      107,588
   2,500    Boatmen's Bancshares...............       92,500
   3,400    Chase Manhattan Corp...............      207,825
   4,900    Chemical Banking Corp..............      298,287
   7,700    Citicorp...........................      544,775
   2,700    CoreStates Financial Corp..........       98,888
   1,700    First Chicago Corp.................      116,662
   1,500    First Fidelity Bancorp, Inc........      101,250
   1,500    First Interstate Bank Corp.........      151,125
   3,300    First Union Corp...................      168,300
   2,700    Fleet Financial Group, Inc.........      101,925
   1,100    Golden West Financial Corp.........       55,550
   2,700    Great Western Financial Corp.......       64,125
   2,300    H.F. Ahmanson & Co.................       58,363
   4,400    KeyCorp............................      150,700
   2,825    Mellon Bank Corp...................      126,066
   3,600    Morgan (J.P.) & Co., Inc...........      278,550
   2,900    National City Corp.................       89,538
   5,300    NationsBank Corp...................      356,425
   3,000    NBD Bancorp, Inc...................      114,750
   6,200    Norwest Corp.......................      203,050
   4,400    PNC Financial Corp.................      122,650
   1,100    Republic New York Corp.............       64,350
   2,400    Shawmut National Corp..............       80,700
   2,200    Suntrust Banks, Inc................      145,475
   1,800    U.S. Bancorp.......................       50,850
     900    Wells Fargo & Co...................      167,062
                                                 -----------
                                                   5,209,379
                                                 -----------

                                         See Notes to Financial Statements.
                                       8

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Beverages--3.0%
     800    Adolph Coors Co....................  $    14,500
   4,900    Anheuser Busch Cos., Inc...........      305,637
   1,200    Brown-Forman Corp..................       46,650
  24,400    Coca-Cola Co.......................    1,683,600
  15,200    PepsiCo Inc........................      775,200
   7,200    Seagram Co., Ltd...................      258,300
                                                 -----------
                                                   3,083,887
                                                 -----------
            Chemicals--2.1%
   2,200    Air Products & Chemicals, Inc......      114,675
     550    Albemarle Corp.....................       10,313
   5,200    Dow Chemical Co....................      387,400
  10,700    duPont (E.I.) de Nemours & Co......      735,625
   1,600    Eastman Chemical Co................      102,400
   1,800    Grace (W.R.) & Co..................      120,150
   2,200    Hercules, Inc......................      127,600
   2,300    Monsanto Co........................      231,725
   1,300    Nalco Chemical Co..................       44,362
   1,300    Rohm & Haas Co.....................       78,487
   1,000    Sigma-Aldrich......................       48,500
   2,600    Union Carbide Corp.................      103,350
                                                 -----------
                                                   2,104,587
                                                 -----------
            Chemical-Specialty--0.4%
   2,625    Engelhard Corp.....................       66,609
     400    First Mississippi Corp.............       15,950
   1,300    Great Lakes Chemical Corp..........       87,913
   2,800    Morton International, Inc..........       86,800
   2,600    Praxair, Inc.......................       69,550
     900    Raychem Corp.......................       40,500
                                                 -----------
                                                     367,322
                                                 -----------
            Commercial Services--0.2%
   3,350    CUC International, Inc.(a).........      116,831
   1,500    Deluxe Corp........................       49,687
     600    Harland (John H.) Co...............       13,275
   1,900    Moore Corp. Ltd....................       38,238

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     800    Ogden Corp.........................  $    18,800
                                                 -----------
                                                     236,831
                                                 -----------
            Computer Software & Services--3.0%
     900    AutoDesk, Inc......................       39,375
   2,800    Automatic Data Processing, Inc.....      190,750
   1,400    Cabletron Systems, Inc.(a).........       92,225
     900    Ceridian Corp.(a)..................       39,937
   5,200    Cisco Systems, Inc.(a).............      358,800
            Computer Associates International,
   4,600      Inc..............................      194,350
   1,050    Computer Sciences Corp.(a).........       67,594
   1,000    Intergraph Corp.(a)................       12,125
   4,000    Micron Technology Inc..............      318,000
  11,300    Microsoft Corp.(a).................    1,022,650
   6,900    Novell, Inc.(a)....................      125,925
   8,350    Oracle Systems Corp.(a)............      320,431
   3,000    Silicon Graphics Inc.(a)...........      103,125
   1,800    Sun Microsystems Inc.(a)...........      113,400
   1,900    Tandem Computers Inc.(a)...........       23,275
                                                 -----------
                                                   3,021,962
                                                 -----------

            Construction--0.1%
   1,600    Fluor Corp.........................       89,600
     700    Foster Wheeler Corp................       24,762
     600    Kaufman & Broad Home Corp..........        7,575
     500    Pulte Corp.........................       14,188
                                                 -----------
                                                     136,125
                                                 -----------
            Consumer Goods--0.5%
     600    Centex Corp........................       17,400
     600    Fleetwood Enterprises, Inc.........       11,925
   3,100    Lowes Companies, Inc...............       93,000
   3,200    Masco Corp.........................       88,000
   2,200    Maytag Corp........................       38,500
   1,000    Owens-Corning Fiberglas Corp.(a)...       44,625
            Pioneer Hi Bred International,
   1,600      Inc..............................       73,600

                                         See Notes to Financial Statements.
                                       9

                THE PRUDENTIAL          STOCK INDEX FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Consumer Goods, cont'd.
     900    Stanley Works......................  $    39,038
   1,500    Whirlpool Corp.....................       86,625
                                                 -----------
                                                     492,713
                                                 -----------
            Containers--0.1%
     600    Ball Corp..........................       17,775
     900    Bemis, Inc.........................       24,863
   1,700    Crown Cork & Seal, Inc.(a).........       65,875
                                                 -----------
                                                     108,513
                                                 -----------
            Cosmetics & Soaps--1.9%
     500    Alberto Culver Co..................       15,250
   1,350    Avon Products, Inc.................       96,863
   1,000    Clorox Co..........................       71,375
   2,800    Colgate-Palmolive Co...............      186,550
   8,600    Gillette Co........................      409,575
            International Flavors & Fragrances
   2,150      Inc..............................      103,737
  13,300    Procter & Gamble Co................    1,024,100
                                                 -----------
                                                   1,907,450
                                                 -----------
            Diversified Gas--0.1%
   2,100    Coastal Corp.......................       70,613
     400    Eastern Enterprises, Inc...........       12,850
   1,400    Enserch Corp.......................       23,100
   1,000    NICOR Inc..........................       27,250
     500    Oneok Inc..........................       11,625
                                                 -----------
                                                     145,438
                                                 -----------
            Drugs & Medical Supplies--7.1%
  15,300    Abbott Laboratories................      652,162
   1,600    ALZA Corp.(a)......................       36,800
   6,000    American Home Products Corp........      509,250
   5,100    Amgen, Inc.(a).....................      254,362
   1,000    Bard (C.R.), Inc...................       30,500
   1,100    Bausch & Lomb, Inc.................       45,513
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   5,300    Baxter International Inc...........  $   217,962
   1,300    Becton Dickinson & Co..............       81,738
   2,300    Biomet, Inc.(a)....................       39,675
   2,900    Boston Scientific Corp.(a).........      123,613
   9,850    Bristol-Myers Squibb Co............      717,819
  12,500    Johnson & Johnson Co...............      926,562
   5,700    Lilly (Eli) & Co...................      512,287
   4,500    Medtronic, Inc.....................      241,875
  23,900    Merck & Co., Inc...................    1,338,400
  12,200    Pfizer Inc.........................      651,175
   7,200    Schering-Plough Corp...............      370,800
     900    St. Jude Medical, Inc.(a)..........       56,925
   1,100    United States Surgical Corp........       29,425
   3,300    Upjohn Co..........................      147,263
   2,600    Warner Lambert Co..................      247,650
                                                 -----------
                                                   7,231,756
                                                 -----------
            Electronics--4.0%
   2,000    Advanced Micro Devices, Inc.(a)....       58,250
   2,500    Amdahl Corp.(a)....................       24,063
   4,184    AMP Inc............................      161,084
   2,400    Apple Computer, Inc................       89,400
     400    Cray Research, Inc.(a).............        8,850
     400    Data General Corp.(a)..............        4,150
   2,800    Digital Equipment Corp.(a).........      127,750
   1,100    EG&G, Inc..........................       21,450
   4,300    Emerson Electric Co................      307,450
     800    Harris Corp........................       43,900
   9,900    Hewlett-Packard Co.................      825,412
  15,900    Intel Corp.........................      955,987
  11,400    Motorola, Inc......................      870,675
   2,300    National Semiconductors Corp.(a)...       63,538
     800    Perkin Elmer Corp..................       28,500
   1,300    Tandy Corp.........................       78,975
     600    Tektronix, Inc.....................       35,400
   3,700    Texas Instruments Inc..............      295,537
     350    Thomas & Betts Corp................       22,619
     900    Zenith Electronics Corp.(a)........        7,763
                                                 -----------
                                                   4,030,753
                                                 -----------

                                         See Notes to Financial Statements.
                                      10

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Financial Services--2.4%
   9,400    American Express Co................  $   417,125
   1,000    Beneficial Corp....................       52,250
   2,000    Block (H&R), Inc...................       76,000
   3,258    Dean Witter Discover & Co..........      183,262
   3,500    Federal Home Loan Mortgage Corp....      241,937
   5,350    Federal National Mortgage Assn.....      553,725
   2,300    First Data Corp....................      142,600
   1,900    Household International Corp.......      117,800
   2,850    MBNA Corp..........................      118,631
   3,400    Merrill Lynch & Co., Inc...........      212,500
   1,500    Morgan Stanley Group, Inc..........      144,188
   2,100    Salomon, Inc.......................       80,325
   1,350    Transamerica Corp..................       96,188
                                                 -----------
                                                   2,436,531
                                                 -----------
            Food & Beverage--2.3%
  10,596    Archer-Daniels-Midland Co..........      162,910
   4,800    Campbell Soup Co...................      241,200
   4,700    ConAgra, Inc.......................      186,237
   2,900    CPC International, Inc.............      191,400
     700    Fleming Cos., Inc..................       16,800
   3,050    General Mills, Inc.................      170,038
   1,200    Giant Foods, Inc...................       37,650
   4,700    Heinz (H.J.) Co....................      215,025
   1,500    Hershey Foods Corp.................       96,563
   4,250    Kellogg Co.........................      307,594
   2,600    Quaker Oats Co.....................       86,125
   2,000    Ralston Purina Co..................      115,750
   9,200    Sara Lee Corp......................      273,700
   3,500    Sysco Corp.........................       95,375
   2,300    Wrigley (W.M.) Junior Co...........      116,150
                                                 -----------
                                                   2,312,517
                                                 -----------
            Forest Products--1.5%
     900    Boise Cascade Corp.................       36,338
   1,900    Champion International Corp........      102,362
     160    Crown Vantage Inc.(a)..............        3,560
     900    Federal Paper Board, Inc...........       34,538
   1,750    Georgia Pacific Corp...............      153,125

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

   4,900    International Paper Co.............  $   205,800
   1,600    James River Corp...................       51,200
   3,100    Kimberly Clark Corp................      208,087
   2,100    Louisiana Pacific Corp.............       50,663
   1,000    Mead Corp..........................       58,625
     600    Potlatch Corp......................       24,525
   2,900    Scott Paper Co.....................      140,650
   1,900    Stone Container Corp...............       36,100
   1,100    Temple Inland Inc..................       58,575
   1,300    Union Camp Corp....................       74,912
   1,300    Westvaco Corp......................       59,313
   3,900    Weyerhaeuser Co....................      177,937
   1,000    Willamette Industries, Inc.........       66,750
                                                 -----------
                                                   1,543,060
                                                 -----------
            Gas Pipelines--0.5%
   3,018    Cinergy Corp.......................       84,127
   1,000    Columbia Gas System, Inc.(a).......       38,625
   1,800    Consolidated Natural Gas Co........       72,675
   4,900    Enron Corp.........................      164,150
   2,300    Noram Energy Corp..................       18,112
   2,900    Panhandle Eastern Corp.............       79,025
     700    Peoples Energy Corp................       19,250
   2,000    Williams Cos., Inc.................       78,000
                                                 -----------
                                                     553,964
                                                 -----------
            Hospital Management--0.9%
   1,900    Beverly Enterprises, Inc.(a).......       26,125
   8,552    Columbia Healthcare Corp...........      415,841
     700    Community Psychiatric Centers......        8,225
   1,200    Manor Care, Inc....................       40,800
   1,800    Service Corp. International........       70,425
     500    Shared Medical Systems Corp........       20,750
   4,000    Tenet Healthcare Corp.(a)..........       69,500
   3,000    U.S. HealthCare Inc................      106,125
   3,300    United Healthcare Corp.............      161,287
                                                 -----------
                                                     919,078
                                                 -----------
            Housing Construction
     700    Armstrong World Industries.........       38,850
                                                 -----------

                                         See Notes to Financial Statements.
                                      11

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Insurance--3.1%
   2,200    Aetna Life & Casualty Co...........  $   161,425
            Alexander & Alexander Services,
     800      Inc..............................       19,400
   8,574    Allstate Corp......................      303,305
   4,000    American General Corp..............      149,500
            American International Group,
   9,212      Inc..............................      783,020
   1,650    Chubb Corp.........................      158,400
   1,450    CIGNA Corp.........................      150,981
   1,600    General Re Corp....................      241,600
     950    Jefferson-Pilot Corp...............       61,038
   1,800    Lincoln National Corp..............       84,825
   1,400    Marsh & McLennan Cos...............      123,025
   1,900    Providian Corp.....................       78,850
   1,200    SAFECO Corp........................       78,750
   1,600    St. Paul Companies, Inc............       93,400
   1,450    Torchmark Corp.....................       61,081
   6,131    Travelers, Inc.....................      325,709
   1,400    UNUM Corp..........................       73,850
   2,300    USF&G Corp.........................       44,563
     750    USLIFE Corp........................       21,938
   3,300    Wachovia Corp......................      142,312
                                                 -----------
                                                   3,156,972
                                                 -----------
            Leisure--0.9%
   1,100    Bally Entertainment Group(a).......       11,963
   2,000    Brunswick Corp.....................       40,500
  10,100    Disney (Walt) Co...................      579,487
     400    Handleman Co.......................        3,550
   1,900    Harrahs Entertainment Inc.(a)......       55,575
   1,800    Hasbro, Inc........................       56,025
     700    King World Productions, Inc.(a)....       25,637
   4,250    Mattel, Inc........................      124,844
     300    Outboard Marine Corp...............        6,450
                                                 -----------
                                                     904,031
                                                 -----------
            Lodging--0.1%
     900    Hilton Hotels Corp.................       57,488
   2,400    Marriott International, Inc........       89,700
                                                 -----------
                                                     147,188
                                                 -----------
                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Machinery--0.9%
     600    Briggs & Stratton Corp.............  $    24,150
   3,800    Caterpillar Inc....................      216,125
     700    Cincinnati Milacron, Inc...........       22,050
   2,000    Cooper Industries, Inc.............       70,500
   1,700    Deere & Co.........................      138,337
   2,200    Dover Corp.........................       84,150
   1,600    Eaton Corp.........................       84,800
     700    Giddings & Lewis, Inc..............       12,206
   1,000    Harnischfeger Industries, Inc......       33,375
   2,100    Ingersoll Rand Co..................       78,750
     802    PACCAR Inc.........................       37,494
   1,450    Parker Hannifin Corp...............       55,100
     800    Snap-On Tools Corp.................       30,400
     600    Timken Co..........................       25,575
     800    Varity Corp.(a)....................       35,600
                                                 -----------
                                                     948,612
                                                 -----------
            Media--2.1%
   3,000    Capital Cities/ABC, Inc............      352,875
   1,220    CBS, Inc...........................       97,447
   4,550    Comcast Corp.......................       91,000
   3,000    Donnelley (R.R.) & Sons, Co........      117,000
   1,800    Dow Jones & Co., Inc...............       66,375
   3,300    Dun & Bradstreet Corp..............      190,987
   2,750    Gannett, Inc.......................      150,219
   1,500    Interpublic Group Cos., Inc........       59,625
     950    Knight-Ridder, Inc.................       55,694
   1,000    McGraw Hill, Inc...................       81,750
     600    Meredith Corp......................       23,850
   1,700    New York Times Co..................       46,538
   7,500    Time Warner, Inc...................      298,125
   2,100    Times Mirror Co....................       60,375
   1,300    Tribune Co.........................       86,288
   6,939    Viacom Inc.(a).....................      345,215
                                                 -----------
                                                   2,123,363
                                                 -----------
            Mineral Resources--0.8%
     800    ASARCO Inc.........................       25,200
            Barrick Gold Corp. (ADR)
   6,900      (Canada).........................      178,537

                                         See Notes to Financial Statements.
                                      12

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Mineral Resources, cont'd.
   1,850    Cyprus Minerals Co.................  $    52,031
   2,400    Echo Bay Mines, Ltd................       26,100
            Freeport-McMoRan Copper & Gold
   3,800      Inc..............................       97,375
   2,500    Homestake Mining Co................       42,500
   2,300    INCO, Ltd..........................       78,775
   1,698    Newmont Mining Corp................       72,165
   1,300    Phelps-Dodge Corp..................       81,413
     800    Pittston Minerals Group............       21,700
   4,600    Placer Dome, Inc...................      120,750
   2,240    Santa Fe Pacific Gold Corp.........       28,280
                                                 -----------
                                                     824,826
                                                 -----------
            Miscellaneous Basic Industry--4.4%
   1,700    Applied Materials, Inc.(a).........      173,825
            Bassett Furniture Industries,
     225      Inc..............................        5,653
   4,100    Browning Ferris Industries, Inc....      124,537
     600    Crane Co...........................       20,700
   1,300    Ecolab, Inc........................       35,913
     750    FMC Corp.(a).......................       57,000
  32,800    General Electric Co................    2,091,000
   1,000    General Signal Corp................       29,250
   1,000    Grainger (W.W.) Inc................       60,375
   2,300    Illinois Tool Works, Inc...........      135,412
   2,300    ITT Corp...........................      285,200
   1,100    Loews Corp.........................      160,050
   1,500    Mallinckrodt Group Inc.............       59,438
     900    Millipore Corp.....................       33,750
     400    Morrison Knudsen Corp..............        3,100
     150    NACCO Industries, Inc..............        8,906
   2,033    Pall Corp..........................       47,267
   3,900    PPG Industries, Inc................      181,350
   1,127    Teledyne, Inc......................       30,212
   1,600    Textron, Inc.......................      109,200
     600    Trinova Corp.......................       20,250
   1,200    TRW Inc............................       89,250
   1,500    Tyco International Ltd.............       94,500
   2,400    United Technologies Corp...........      212,100
   7,500    Westinghouse Electric Corp.........      112,500
   9,300    WMX Technologies, Inc..............      265,050

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     100    Zurn Industries, Inc...............  $     2,538
                                                 -----------
                                                   4,448,326
                                                 -----------
            Miscellaneous Consumer Growth--1.8%
   1,300    Allergan, Inc......................       43,388
   1,400    American Greetings Corp............       42,700
   1,600    Black & Decker Corp................       54,600
   4,500    Corning, Inc.......................      128,812
   1,900    Dial Corp..........................       47,025
   6,600    Eastman Kodak Co...................      391,050
     700    Jostens, Inc.......................       16,450
            Minnesota Mining & Manufacturing
   8,100      Co...............................      457,650
     800    Polaroid Corp......................       31,800
   1,300    Premark International Inc..........       66,137
   3,000    Rubbermaid, Inc....................       82,875
   3,100    Unilever N.V.......................      403,000
   2,000    Whitman Corp.......................       41,250
                                                 -----------
                                                   1,806,737
                                                 -----------
            Office Equipment & Supplies--1.9%
   1,100    Alco Standard Corp.................       93,225
   1,000    Avery Dennison Corp................       42,000
   5,100    Compaq Computer Corp.(a)...........      246,712
   2,500    Honeywell, Inc.....................      107,188
            International Business Machines
  11,000      Corp.............................    1,038,125
   2,900    Pitney Bowes, Inc..................      121,800
   3,500    Unisys Corp.(a)....................       27,563
   2,150    Xerox Corp.........................      288,906
                                                 -----------
                                                   1,965,519
                                                 -----------
            Petroleum--6.7%
   1,800    Amerada Hess Corp..................       87,525
   9,600    Amoco Corp.........................      615,600
   1,100    Ashland Oil, Inc...................       36,713
   3,150    Atlantic Richfield Co..............      338,231
   2,400    Burlington Resources Inc...........       93,000
  12,600    Chevron Corp.......................      612,675
  24,050    Exxon Corp.........................    1,737,612

                                         See Notes to Financial Statements.
                                      13

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum, cont'd.
   1,000    Kerr McGee Corp....................  $    55,500
     700    Louisiana Land & Exploration Co....       24,938
   7,700    Mobil Corp.........................      767,112
   6,300    Occidental Petroleum Corp..........      138,600
     900    Pennzoil Co........................       39,488
   5,100    Phillips Petroleum Co..............      165,750
            Royal Dutch Petroleum Co. (ADR)
  10,400      (Netherlands)....................    1,276,600
            Santa Fe Energy Resources,
   1,700      Inc.(a)..........................       16,150
   1,500    Sun Co., Inc.......................       38,625
   3,500    Tenneco, Inc.......................      161,875
   5,000    Texaco, Inc........................      323,125
   4,800    Unocal Corp........................      136,800
   5,600    USX Marathon Corp..................      110,600
   1,100    Western Atlas, Inc.(a).............       52,112
                                                 -----------
                                                   6,828,631
                                                 -----------
            Petroleum Services--0.6%
   2,600    Baker Hughes Inc...................       52,975
   3,400    Dresser Industries, Inc............       81,175
   2,200    Halliburton Co.....................       91,850
     500    Helmerich & Payne, Inc.............       14,063
   1,000    McDermott International, Inc.......       19,750
   1,900    Oryx Energy Co.(a).................       24,700
   1,400    Rowan Cos., Inc.(a)................       10,500
   4,700    Schlumberger, Ltd..................      306,675
   1,600    Sonat Inc..........................       51,200
                                                 -----------
                                                     652,888
                                                 -----------
            Railroads--0.8%
   1,765    Burlington Northern Inc............      127,975
   1,500    Consolidated Rail Corp.............      103,125
   2,000    CSX Corp...........................      168,250
   2,500    Norfolk Southern Corp..............      186,875
   4,000    Union Pacific Corp.................      265,000
                                                 -----------
                                                     851,225
                                                 -----------
            Restaurants--0.6%
   3,150    Darden Restaurants Inc.............       36,225

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------

     400    Luby's Cafeterias, Inc.............  $     8,600
  13,400    McDonald's Corp....................      512,550
            Ryan's Family Steak Houses,
     900      Inc.(a)..........................        7,088
     700    Shoney's Inc.(a)...................        7,700
   2,100    Wendy's International, Inc.........       44,362
                                                 -----------
                                                     616,525
                                                 -----------
            Retail--4.3%
   4,900    Albertsons, Inc....................      167,212
   2,800    American Stores Co.................       79,450
     300    Brown Group, Inc...................        5,513
      39    Bruno's, Inc.......................          444
   1,700    Charming Shoppes, Inc..............        7,650
   1,900    Circuit City Stores, Inc...........       60,087
   1,400    Dayton Hudson Corp.................      106,225
   2,200    Dillard Department Stores, Inc.....       70,125
   2,800    Gap, Inc...........................      100,800
            Great Atlantic & Pacific Tea
     700      Inc..............................       19,600
   1,300    Harcourt General, Inc..............       54,438
   9,266    Home Depot, Inc....................      369,482
   8,800    K mart Corp........................      127,600
   2,400    Kroger Co.(a)......................       81,900
   7,000    Limited, Inc.......................      133,000
   1,500    Liz Claiborne, Inc.................       37,875
     400    Longs Drug Stores Corp.............       16,600
   4,800    May Department Stores Co...........      210,000
   2,000    Melville Corp......................       69,000
     700    Mercantile Stores, Inc.............       31,500
   3,200    Newell Co..........................       79,200
   1,400    NIKE, Inc..........................      155,575
   1,600    Nordstrom, Inc.....................       66,800
   4,400    Penney (J.C.), Inc.................      218,350
   1,200    Pep Boys - Manny, Moe & Jack.......       32,550
   3,752    Price Costco, Inc.(a)..............       64,253
   1,600    Reebok International, Ltd..........       55,000
   1,500    Rite-Aid Corp......................       42,000
   7,500    Sears Roebuck & Co.................      276,562
   1,600    Sherwin Williams Co................       56,000
   1,100    Stride Rite Corp...................       12,513
   1,400    Supervalue, Inc....................       41,125
   1,400    TJX Companies, Inc.................       16,625

                                         See Notes to Financial Statements.

                THE PRUDENTIAL       STOCK INDEX FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Retail, cont'd.
   5,300    Toys 'R' Us Inc.(a)................  $   143,100
  44,400    Wal-Mart Stores, Inc...............    1,104,450
   4,800    Walgreen Co........................      134,400
   1,500    Winn-Dixie Stores, Inc.............       89,437
   2,600    Woolworth Corp.....................       40,950
                                                 -----------
                                                   4,377,391
                                                 -----------
            Rubber--0.2%
   1,700    Cooper Tire & Rubber...............       41,225
     500    Goodrich (B.F.) Co.................       32,938
   2,900    Goodyear Tire & Rubber Co..........      114,187
                                                 -----------
                                                     188,350
                                                 -----------
            Steel--0.2%
   1,900    Armco Inc.(a)......................       12,350
   1,800    Bethlehem Steel Corp.(a)...........       25,425
   1,000    Inland Steel Industries, Inc.......       22,750
   1,700    Nucor Corp.........................       76,075
   1,500    USX Corp. - U.S. Steel Group.......       46,500
   1,850    Worthington Industries, Inc........       33,994
                                                 -----------
                                                     217,094
                                                 -----------
            Telecommunications--1.3%
   3,700    ALLTEL Corp........................      110,538
     750    Andrew Corp.(a)....................       45,844
   2,200    DSC Communications Corp.(a)........      130,350
  13,000    MCI Communications Corp............      338,812
   4,900    Northern Telecom Ltd...............      174,562
   1,500    Scientific Atlanta, Inc............       25,313
   6,800    Sprint Corp........................      238,000
  12,500    Tele Communications, Inc.(a).......      218,750
   1,700    Tellabs, Inc.(a)...................       71,613
                                                 -----------
                                                   1,353,782
                                                 -----------
            Textiles--0.2%
   1,500    Fruit of the Loom, Inc.(a).........       30,938
            National Service Industries,
   1,000      Inc..............................       29,250
     700    Russell Corp.......................       17,850

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
     400    Springs Industries, Inc............  $    15,700
   1,200    VF Corp............................       61,200
                                                 -----------
                                                     154,938
                                                 -----------
            Tobacco--1.6%
   3,700    American Brands Inc................      156,325
  16,250    Philip Morris Cos., Inc............    1,356,875
   3,800    UST, Inc...........................      108,775
                                                 -----------
                                                   1,621,975
                                                 -----------
            Trucking & Shipping--0.2%
     900    Consolidated Freightways, Inc......       22,275
   1,100    Federal Express Corp.(a)...........       91,300
   5,600    Laidlaw Inc........................       49,000
     800    Roadway Services, Inc..............       39,800
   1,400    Ryder System, Inc..................       35,525
     400    Yellow Corp........................        5,500
                                                 -----------
                                                     243,400
                                                 -----------

            Utility-Communications--6.6%
   9,600    AirTouch Communications(a).........      294,000
  10,700    Ameritech Corp.....................      557,737
  30,700    AT&T Corp..........................    2,018,525
   8,500    Bell Atlantic Corp.................      521,687
   9,600    BellSouth Corp.....................      702,000
  18,700    GTE Corp...........................      733,975
   8,300    NYNEX Corp.........................      396,325
   8,200    Pacific Telesis Group..............      252,150
  11,800    SBC Communications Inc.............      649,000
   9,100    U.S. West, Inc.....................      428,838
   4,200    Unicom Corp........................      127,050
                                                 -----------
                                                   6,681,287
                                                 -----------
            Utility-Electric--2.8%
   3,600    American Electric Power, Inc.......      130,950
   2,700    Baltimore Gas & Electric Co........       69,863
   3,000    Carolina Power & Light Co..........      100,875

                                         See Notes to Financial Statements.
                                      15

                THE PRUDENTIAL         STOCK INDEX FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Utility - Electric, cont'd.
   3,600    Central & South West Corp..........  $    91,800
   4,500    Consolidated Edison Co.............      136,687
   2,800    Detroit Edison Co..................       90,300
   3,400    Dominion Resources, Inc............      127,925
   4,000    Duke Power Co......................      173,500
   4,300    Entergy Corp.......................      112,337
   3,600    FPL Group, Inc.....................      147,150
   2,200    General Public Utilities Corp......       68,475
   2,500    Houston Industries, Inc............      110,312
   2,800    Niagara Mohawk Power Corp..........       36,750
   1,300    Northern States Power Co...........       58,988
   3,000    Ohio Edison Co.....................       68,250
   1,700    Pacific Enterprises................       42,713
   8,200    Pacific Gas & Electric Co..........      244,975
   5,400    Pacificorp.........................      102,600
   4,300    PECO Energy Co.....................      123,087
   4,700    Public Service Enterprise Group....      139,825
   8,700    SCE Corp...........................      154,425
  12,800    Southern Co........................      302,400
   4,400    Texas Utilities Co.................      153,450
   2,000    Union Electric Co..................       74,750
                                                 -----------
                                                   2,862,387
                                                 -----------
            Total common stocks
            (cost $67,756,491).................   83,284,748
                                                 -----------
Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             SHORT-TERM INVESTMENTS--12.9%
             U. S. Government--0.7%
             United States Treasury Bills
$ 550(b)     5.31%, 12/14/95...................  $   544,003
  150(b)     5.41%, 12/14/95...................      148,350
                                                 -----------
                                                     692,353
                                                 -----------
             Repurchase Agreement--12.2%
  12,494     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)...........   12,494,000
                                                 -----------
             Total short-term investments
             (cost $13,186,353)................   13,186,353
                                                 -----------
             Total Investments--94.6%
             (cost $80,942,844; Note 4)........   96,471,101
             Other assets in excess of
               liabilities--5.4%...............    5,473,465
                                                 -----------
             Net Assets--100%..................  $101,944,566
                                                 -----------
                                                 -----------

 --------
   (a) Non-income producing security.
   (b) Pledged as initial margin on futures contracts.
 ADR--American Depository Receipt.
                                         See Notes to Financial Statements.

                THE PRUDENTIAL       INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to achieve long-term growth of capital through investment in equity securities of foreign companies. Income is a secondary objective.

INVESTMENT APPROACH: While the Fund may invest anywhere outside the U.S., it is expected that most investments will be made in developed countries in North America, Western Europe and the Pacific Basin.

The Adviser maintains a consistently applied valuation process and remains sensitive to stock prices keeping a long-term, global perspective. To this end, each market is screened for undervalued securities using both historical and forecasted data.

ADVISER: The Fund's adviser is Mercator Asset Management, Inc. Mercator is dedicated to global and international common stock investing. Organized in 1984, Mercator is a conservative, value-oriented manager, which places great emphasis on capital preservation. Mercator manages $1.8 billion for institutional clients.

ADVISER'S COMMENTS: Earlier in the fiscal year interest rates were rising and both stock and bond prices were falling. Foreign stock markets were in the doldrums, with the emerging markets of the world being particularly hard hit, as investors sold stocks after the Mexican devaluation. Cash flows into foreign stock markets by U.S. investors declined, thereby reducing demand for foreign equities. During the second half of the fiscal year, the performance of foreign markets improved as corporate earnings were very good and in many cases exceeded expectations. Interest rates, with few exceptions, moved down; with rates currently at levels not seen in eighteen months. The outlook for inflation continues to be positive as labor costs remain subdued and raw material prices trend down. Currencies, which had been stable, were more active late in the period as the U.S. dollar staged a big rally against the Japanese yen, but had little effect on most other foreign currencies.

During the year we eliminated our positions in Mexico due to the negative outlook for stocks based on lack of earnings growth. Devaluation, high inflation, high interest rates and the political risk were the major factors causing us to significantly reduce our Mexican earnings estimates. Our sells in other countries were not significant enough to alter their allocation in the portfolio. While Japanese stocks continued to be overvalued relative to stocks we monitor, Mercator identified several stocks that were attractively priced and purchased them. We increased our positions in Switzerland, Sweden, Korea, Australia and Canada. Analyzing stocks by sectors, we identified better values in the consumer and financial groups and fewer opportunities in the basic cyclicals.

  PERFORMANCE RESULTS:
  Average Annual Returns           Fund          EAFE Index
  -------------------------    -------------    -------------
  One Year ended 9/30/95              +5.95%           +5.79%
  From Inception (11/5/92)           +17.48%          +16.20%

Results from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investing in foreign markets involves additional risks such as currency fluctuations and political and social developments, which are described in the Fund's prospectus. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.

                THE PRUDENTIAL          INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL           Comparison of Change in Value
                FUND                    of A $10,000 Investment

                            (CHART)

        -------------- International Stock Fund   - - - - MS EAFE Index
        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        International Stock Fund (the ``Fund'') with a similar investment in the Morgan Stanley ``EAFE'' Index by portraying the initial account values at the commencement of operations and subsequent account values at the end of each fiscal year (September 30) beginning in 1992. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The EAFE Index is an arithmetical average weighted by market value of the performance of 1023 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the EAFE Index may differ substantially from the securities in the Fund's portfolio. The EAFE Index is not the only index that may be used to characterize performance of international equity funds and other indices may portray different comparative performance.

                THE PRUDENTIAL          INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS
              Common Stocks--94.5%
              Argentina--2.3%
    35,000    Telecom Argentina (ADR)  .........  $ 1,465,625
                (Utilities)
    95,000    YPF Sociedad Anonima (ADR)  ......    1,710,000
                (Oil & Gas)                       -----------
                                                    3,175,625
                                                  -----------
              Australia--7.3%
   800,000    CSR, Ltd.  .......................    2,662,008
                (Multi-Industry)
   540,000    Mayne Nickless Ltd.  .............    2,560,519
                (Multi-Industry)
   270,000    National Australia Bank Ltd.  ....    2,389,001
                (Commercial Banking)
   900,000    Pioneer International Ltd.  ......    2,382,195
                (Building Materials &             -----------
                Components)
                                                    9,993,723
                                                  -----------
              Canada--4.6%
   100,000    Bank of Nova Scotia  .............    2,104,675
                (Commercial Banking)
              Canadian Tire Corp., Ltd.,
   210,000    Class A  .........................    2,366,362
                (Automotive Parts)
   145,000    MacMillan Bloedel Ltd.  ..........    1,782,455
                (Forestry & Paper)                -----------
                                                    6,253,492
                                                  -----------
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Finland--2.5%
   140,000    Enso-Gutzeit Oy, Class R  ........  $ 1,186,316
                (Forestry & Paper)
   124,000    Outokumpu Oy  ....................    2,205,966
                (Metals - Non Ferrous)            -----------
                                                    3,392,282
                                                  -----------
              France--5.7%
    12,000    Chargeurs S.A.  ..................    2,484,523
                (Multi-Industry)
    30,075    Christian Dior S.A.  .............    2,734,923
                (Textiles & Apparel)
    19,000    Peugeot S.A.  ....................    2,595,555
                (Automobile Manufacturing)        -----------
                                                    7,815,001
                                                  -----------
              Germany--1.7%
     7,000    Volkswagen A.G.  .................    2,272,059
                (Automobile Manufacturing)        -----------
              Italy--0.7%
   890,000    Bca Fideuram S.P.A.  .............      992,565
                (Financial Services)              -----------
              Japan--5.9%
   263,000    Hitachi Ltd.  ....................    2,857,545
                (Electrical Equipment)
   165,000    Matsushita Electric Industrial        2,523,139
                Co., Ltd. .
                (Electrical Equipment)
    51,000    Sony Corp.  ......................    2,637,223
                (Electronics)                     -----------
                                                    8,017,907
                                                  -----------

                                         See Notes to Financial Statements.
                                      19

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Netherlands--11.3%
    20,000    AKZO N.V.  .......................  $ 2,400,650
                (Chemicals)
    30,000    Gamma Holding N.V.  ..............    1,349,663
                (Textiles & Apparel)
    52,000    Internationale - Nederlanden Groep    3,018,495
                N.V. .
                (Insurance)
    77,000    KLM Royal Dutch Airlines  ........    2,699,138
                (Airline/Military Technology)
    65,000    Knp Bt (kon) Nv  .................    1,929,205
                (Forestry & Paper)
    84,000    Pakhoed Holdings N.V.  ...........    2,461,635
                (Energy Equipment & Services)
    63,000    Stork N.V.  ......................    1,574,606
                (Machinery & Engineering)         -----------
                                                   15,433,392
                                                  -----------
              New Zealand--3.6%
   700,000    Fisher & Paykel Industries Ltd.       2,165,471
                 ...............................
                (Consumer Durable Goods)
 1,320,000    Lion Nathan Ltd.  ................    2,762,851
                (Beverages & Tobacco)             -----------
                                                    4,928,322
                                                  -----------
              Norway--7.5%
   195,000    Aker A.S.  .......................    2,827,438
                (Multi-Industry)
   101,000    Hafslund Nycomed A.S.  ...........    2,623,168
                (Health & Personal Care)
    65,000    Orkla A.S.  ......................    2,899,936
                (Food & Household Products)
   127,900    Unitor Shipping Service, A.S.  ...    1,956,405
                (Business & Public Services)      -----------
                                                   10,306,947
                                                  -----------
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              South Korea--7.4%
    85,000    Korea Zinc  ......................  $ 2,135,512
                (Metals - Non Ferrous)
    30,575    Lucky Development Co.  ...........      704,475
                (Construction & Housing)
     4,500    Pohang Iron & Steel Co., Ltd.  ...      388,375
                (Metals - Steel)
    13,134    Samsung Electronics Co., Ltd.  ...    2,829,572
                (Manufacturing)
     2,599    Samsung Electronics Co., Ltd., new
                shares..........................      556,542
              (Manufacturing)
    35,000    Sam Yang Co.  ....................    1,298,490
                (Misc. Materials & Commodities)
    60,020    Tong Yang Cement Corp.  ..........    2,117,342
                (Construction & Housing)          -----------
                                                   10,030,308
                                                  -----------
              Spain--5.9%
    87,000    Banco Bilbao Vizcaya  ............    2,678,116
                (Commercial Banking)
    21,000    Banco de Andalucia  ..............    2,726,963
                (Commercial Banking)
   355,000    Iberdrola  .......................    2,685,974
                (Utilities)                       -----------
                                                    8,091,053
                                                  -----------
              Sweden--7.5%
    47,000    Electrolux AB  ...................    2,245,708
                (Appliances)
    95,000    Pharmacia AB  ....................    2,854,971
                (Commercial Banking)
   132,000    SKF International AB  ............    2,910,967
                (Consumer Goods)

                                         See Notes to Financial Statements.
                                      20

                THE PRUDENTIAL         INTERNATIONAL STOCK FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
              Sweden, cont'd.
    90,000    Volvo AB  ........................  $ 2,205,278
                (Automobile Manufacturing)        -----------
                                                   10,216,924
                                                  -----------
              Switzerland--11.0%
     4,100    Ciba-Geigy Ltd.  .................    3,284,256
                (Chemicals)
     3,500    Hero  ............................    1,680,363
                (Food & Household Products)
    11,000    Merkur Holding AG  ...............    2,531,142
                (Merchandising)
     4,000    SMH-Swiss Corp. for
                Microelectronics and Watchmaking
                Industries Ltd..................    2,595,156
              (Electronics)
     4,500    Sulzer Brothers Ltd.  ............    2,608,131
                (Machinery & Engineering)
     8,500    Zurich Insurance Co.  ............    2,382,353
                (Insurance)                       -----------
                                                   15,081,401
                                                  -----------
              United Kingdom--9.6%
   270,076    Allied-Domecq PLC  ...............    2,293,666
                (Beverages & Tobacco)
                                                        Value
Shares                   Description                 (Note 1)
-------------------------------------------------------------
   445,000    Lloyds Abbey Life PLC  ...........  $ 3,173,557
                (Insurance)
   210,000    National Westminster Bank PLC  ...    2,105,613
                (Commercial Banking)
   385,000    Takare  ..........................    1,363,888
                (Commercial Banking)
   470,000    Tesco PLC  .......................    2,319,116
                (Food & Household Products)
   196,000    Whitbread PLC  ...................    1,900,144
                (Beverages & Tobacco)             -----------
                                                   13,155,984
                                                  -----------
              Total common stocks
              (cost $111,841,426)...............  129,156,985
                                                  -----------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENT
----------
              Repurchase Agreement--6.0%
$    8,175    Joint Repurchase Agreement
                Account,
              6.39%, 10/2/95 (Note 5)
              (cost $8,175,000).................    8,175,000
                                                  -----------
              Total Investments--100.5%
              (cost $120,016,426; Note 4).......  137,331,985
              Liabilities in excess of other
                assets--(0.5%)..................     (646,763)
                                                  -----------
              Net Assets--100%..................  $136,685,222
                                                  -----------
                                                  -----------

---------------
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

INVESTMENT APPROACH: Under normal operating parameters, the Adviser will use the following ranges, as a percentage of total assets, for each type of security to be purchased by the Fund:

   - 40-75% will be invested in common stocks, preferred stocks and other equity-related securities.

   - 25-60% will be invested in investment-grade fixed income securities.

   - 0-35% will be invested in money market instruments.

The Fund's investments will be actively shifted among these asset classes to capitalize on intermediate-term valuation opportunities and to maximize the Fund's total investment return.

ADVISER:  Jennison Associates Capital Corp.

ADVISER'S COMMENTS: The past year represented an excellent period for both stocks and bonds, but not without significant cross-currents and challenge. The year started off with a continued difficult environment for both stocks and bonds, but beginning with the second quarter of the fiscal year, both stocks and bonds began a strong rally phase which lasted the year. The Fund participated in this advance, but performance was adversely affected by our conservative equity exposure. This caused us to under-perform the 60% S&P 500/40% Lehman Gov't./Corp. Index.

Two powerful forces drove the stock market over the past year --declining interest rates and strong corporate profit growth. These forces overpowered what we believed to be valuation problems for the equity market. As the fiscal year progressed, the economy entered into a significantly slower growth mode. The resulting slowdown in corporate profit growth, coupled with the continued advancement of equities has only exacerbated our valuation concerns. With this backdrop, the Fund is maintaining a conservative equity exposure while continuing to search for opportunities to add to the equity component. The equity sector of the portfolio has very strong current characteristics, with expected earnings growth well ahead of that of the market, but with portfolio valuation at a significant discount to the market.

The bond market continues to be positively influenced by slow economic growth and a benign inflation outlook. We closed the fiscal year with 34% in an all Treasury bond portfolio with a 6 year duration, well in excess of the Lehman Gov't./Corp. Index. It is our view that bonds offer stiff competition for stocks at the present time.

  PERFORMANCE RESULTS:
                                                Composite
  Average Annual Returns           Fund         Index (1)
  -------------------------    -------------    ----------
  One Year ended 9/30/95             +17.66%     +23.58%
  From Inception (1/4/93)            +10.49%     +11.63%

Results from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.

(1) The Composite Index is a weighted average as follows: 60% S&P 500 Index and 40% Lehman Government/Corp Index, an unmanaged indicator of bond market performance. The Fund, on average, has been invested approximately 42% in stocks, 35% in bonds and 23% in short-term money market instruments for each of the periods. The S&P 500 returned 29.74% and 14.49%; and the Lehman Index returned 14.35% and 7.34% for each period, respectively.
                                      22

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          Comparison of Change in Value
                FUND                   of A $10,000 Investment

                          (CHART)

        -------------- Active Balanced Fund   . . . .  S&P 500 - - - - Lehman
        Gov't./Corp. Index

        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        Active Balanced Fund (the ``Fund'') with similar investments in the Lehman Government/Corporate Bond Index (GCI) and the S&P 500 Index (S&P
        500) by portraying the initial account values at the commencement of operations and subsequent account values at the end of each fiscal year (September 30) beginning in 1993. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The GCI is a weighted index comprised of public, fixed rate, non-convertible domestic corporate debts that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The GCI and the S&P 500 are unmanaged indices and both include the reinvestment of all income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the GCI and the S&P 500 may differ substantially from the securities in the Fund's portfolio. The GCI and the S&P 500 are not the only indices which may be used to characterize performance of actively balanced funds and other indices may portray different comparative performance.
                                      23

                THE PRUDENTIAL        ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--80.9%
            Common Stocks--47.3%
            Aerospace/Defense--0.5%
  10,500    Boeing Co..........................  $   716,625
                                                 -----------
            Airlines--1.4%
  12,100    Delta Airlines, Inc................      837,925
   6,300    UAL Corp...........................    1,076,513
                                                 -----------
                                                   1,914,438
                                                 -----------
            Automobiles & Trucks--1.8%
  51,600    General Motors Corp................    2,418,750
                                                 -----------
            Banking--2.8%
  38,400    Boatmen's Bancshares...............    1,420,800
   9,300    Chemical Banking Corp..............      566,138
  17,800    Fleet Financial Group, Inc.........      671,950
 102,300    Hibernia Corp......................    1,035,787
                                                 -----------
                                                   3,694,675
                                                 -----------
            Capital Goods--0.7%
  20,900    Duracell International, Inc........      937,888
                                                 -----------
            Chemicals--0.8%
  41,600    Dexter Corp........................    1,060,800
                                                 -----------
            Commercial Services--1.5%
  19,850    CUC International, Inc.(a).........      692,269
  30,900    York International Corp............    1,301,662
                                                 -----------
                                                   1,993,931
                                                 -----------
            Computer Software & Services--0.4%
   6,800    Novell, Inc.(a)....................      124,100
  13,700    Symbol Technologies, Inc.(a).......      453,812
                                                 -----------
                                                     577,912
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Diversified Gas--0.3%
  10,300    Coastal Corp.......................  $   346,338
                                                 -----------
            Drugs & Medical Supplies--0.9%
            Smith Kline Beecham PLC (ADR)
  17,700      (United Kingdom).................      896,063
  19,600    Vertex Pharmaceuticals, Inc........      367,500
                                                 -----------
                                                   1,263,563
                                                 -----------
            Electronics--3.1%
  22,000    Hewlett-Packard Co.................    1,834,250
  22,700    Intel Corp.........................    1,364,837
  24,700    International Rectifier Corp.(a)...      994,175
                                                 -----------
                                                   4,193,262
                                                 -----------
            Financial Services--0.5%
  13,000    The PMI Group Inc..................      615,875
                                                 -----------
            Forest Products--0.9%
  13,900    Georgia Pacific Corp...............    1,216,250
                                                 -----------
            Insurance--2.8%
   8,000    Aetna Life & Casualty Co...........      587,000
  30,700    CIGNA Corp.........................    3,196,637
                                                 -----------
                                                   3,783,637
                                                 -----------
            Leisure--0.6%
  37,200    Brunswick Corp.....................      753,300
                                                 -----------
            Lodging--1.2%
  24,500    Hilton Hotels Corp.................    1,564,938
                                                 -----------
            Machinery--0.6%
  23,547    Harnischfeger Industries, Inc......      785,881
                                                 -----------
            Media--5.5%
  17,700    Dow Jones & Co., Inc...............      652,688

                                         See Notes to Financial Statements.
                                      24

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media, cont'd.
  13,800    Dun & Bradstreet Corp..............  $   798,675
  11,900    McGraw-Hill, Inc...................      972,825
            News Corp. Ltd. (ADR)
  35,400      (Australia)......................      778,800
  71,800    New York Times Co..................    1,965,525
  10,300    Omnicom Group......................      670,787
   8,100    Scholastic Corp.(a)................      508,275
  14,700    Tribune Co.........................      975,712
                                                 -----------
                                                   7,323,287
                                                 -----------
            Mineral Resources--1.5%
  47,974    Newmont Mining Corp................    2,038,895
                                                 -----------
            Miscellaneous Basic Industry--6.4%
  62,900    Avalon Properties, Inc.............    1,281,587
  20,200    Champion International Corp........    1,088,275
  11,200    ITT Corp...........................    1,388,800
  26,400    Mead Corp..........................    1,547,700
  25,300    Reynolds Metals Co.................    1,461,075
   8,500    United Technologies Corp...........      751,188
  40,000    Wellman Inc........................      980,000
                                                 -----------
                                                   8,498,625
                                                 -----------
            Miscellaneous Consumer Growth--0.4%
   8,600    Eastman Kodak Co...................      509,550
                                                 -----------
            Office Equipment & Supplies--2.0%
  41,200    Apple Computer, Inc................    1,534,700
   9,300    Compaq Computer Corp.(a)...........      449,887
   5,000    Xerox Corp.........................      671,875
                                                 -----------
                                                   2,656,462
                                                 -----------
            Petroleum--0.5%
  15,700    Tenneco, Inc.......................      726,125
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum Services--1.4%
  18,500    Anadarko Petroleum Corp............  $   876,438
  43,400    Dresser Industries, Inc............    1,036,175
                                                 -----------
                                                   1,912,613
                                                 -----------
            Railroads--1.4%
  10,901    Southern Pacific Rail Corp.(a).....      264,349
  24,400    Union Pacific Corp.................    1,616,500
                                                 -----------
                                                   1,880,849
                                                 -----------
            Retail--1.5%
   9,800    Harcourt General, Inc..............      410,375
  84,000    Limited, Inc.......................    1,596,000
                                                 -----------
                                                   2,006,375
                                                 -----------
            Steel--0.3%
  12,300    USX Corp. - U.S. Steel Group.......      381,300
                                                 -----------
            Technology--1.8%
  19,700    Adobe Systems, Inc.................    1,019,475
   8,605    Chiron Corp.(a)....................      778,753
  30,600    Pyxis Corp.(a).....................      592,875
                                                 -----------
                                                   2,391,103
                                                 -----------
            Telecommunications--2.8%
  78,300    MCI Communications Corp............    2,040,694
  17,300    QUALCOMM Inc.(a)...................      793,637
            Vodafone Group PLC (ADR) (United
  20,600      Kingdom).........................      844,600
                                                 -----------
                                                   3,678,931
                                                 -----------
            Trucking & Shipping--1.0%
  50,700    Ryder System, Inc..................    1,286,513
                                                 -----------
            Total common stocks
            (cost $52,575,805).................   63,128,691
                                                 -----------

                                         See Notes to Financial Statements.
                                      25

                THE PRUDENTIAL         ACTIVE BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             DEBT OBLIGATIONS--33.6%
             U. S. Government Securities
             United States Treasury Notes,
 $ 3,015     8.875%, 11/15/98.................  $  3,263,255
   5,510     7.50%, 11/15/01..................     5,900,879
  17,435     6.25%, 2/15/03...................    17,532,985
  14,750     5.75%, 8/15/03...................    14,351,308
             United States Treasury Bonds,
   3,230     7.875%, 2/15/21..................     3,703,905
                                                ------------
             Total debt obligations
             (cost $43,190,765)...............    44,752,332
                                                ------------
             Total long-term investments
             (cost $95,766,570)...............   107,881,023
                                                ------------
             SHORT-TERM INVESTMENTS
             Repurchase Agreement--19.2%
  25,625     Joint Repurchase Agreement Account,
             6.39%, 10/2/95 (Note 5)
               (cost $25,625,000).............    25,625,000
                                                ------------
             Total Investments--100.1%
             (cost $121,391,570; Note 4)......   133,506,023
             Liabilities in excess of other
               assets--(0.1%).................      (154,136)
                                                ------------
             Net Assets--100%.................  $133,351,887
                                                ------------
                                                ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.


     See Notes to Financial Statements.

                THE PRUDENTIAL          BALANCED FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to realize long-term total return consistent with moderate portfolio risk.

INVESTMENT APPROACH: Under normal operating parameters, the Adviser will use the following ranges, as a percentage of total assets, for each type of security to be purchased by the Fund:

   - 25%-50% will be invested in common and preferred stocks and other equity-related securities.

   - 30%-60% will be invested in investment-grade fixed income securities of intermediate maturities.

   - 0-45% will be invested in money market instruments.

ADVISER: Prudential Diversified Investment Strategies (PDI) is a business unit of The Prudential Investment Corporation dedicated to equity index and balanced fund investing for institutional clients. Established in 1975, PDI is among the oldest quantitatively-oriented balanced managers in the country, currently managing approximately $19 billion in equity, balanced and fixed income accounts.

ADVISER'S COMMENTS: During 1994, the Federal Reserve raised short-term interest rates six times. This relentless increase in rates had the intended effect of slowing the economy; however, the stock market posted a small gain and the bond market was down for the year. Fearing the Fed would repeat past mistakes by stepping too hard on the monetary brakes, financial markets welcomed slower economic growth in 1995. By the end of the first quarter, the return on the S&P 500 Index was one of the best on record, returning nearly 10%. Bonds also rallied steadily throughout the quarter. By the end of June, 1995, the S&P 500 Index had returned more than 20%, while returns on bonds were the fourth best in the last 70 years. Although growth stocks faltered during the third quarter, the S&P 500 Index return reached almost 30% for the year. Despite a hiccup in July and August, the yield on Treasury bonds fell to almost 6.5% --the lowest yield since the opening weeks of 1994. The Lehman Aggregate Bond Index was up over 13% for the year by the end of the third quarter. The Balanced Fund's allocation was overweight in stocks (over 46% of assets) for the entire year. However, the value stock holdings in the fund's portfolio underperformed the broader market index (S&P 500) for the year. The underweighting in the technology and consumer sector stocks were the primary reason for the fund's underperformance. Bonds were slightly underweight for the year, while cash was slightly overweight. Although we've taken some gains, we continue to favor stocks. With the economy slowing, earnings momentum looks somewhat high. As long as earnings don't surprise us on the downside, stocks can continue to outperform bonds if further declines in interest rates accompany the economy's ``soft landing.''

  PERFORMANCE RESULTS:
                                                Composite
  Average Annual Returns           Fund         Index (1)
  -------------------------    -------------    ----------
  One Year ended 9/30/95             +15.90%     +20.42%
  From Inception (11/5/92)           +10.85%     +10.86%

Results from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.

(1) The Composite Index is a weighted average as follows: 45% S&P 500; 45% Lehman Brothers Government/Corporate Index; 10% T-Bill return. For each of the periods, the Fund, on average, has been invested 46% in stocks, 43% in bonds and 11% in money market instruments. The S&P 500 returned 29.74%, and 15.40%; the Lehman Gov't/Corp Index returned 14.35%, and 7.79%, and T-Bills returned 5.80% and 4.20% for each period, respectively.

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          Comparison of Change in Value
                FUND                   of A $10,000 Investment

                           (CHART)

        ----- Balanced Fund . . . .  S&P 500  - - - - Lehman Gov't./Corp. Index

        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        Balanced Fund (the ``Fund'') with similar investments in the Lehman Government/Corporate Bond Index (GCI) and the S&P 500 Index (S&P 500)
by
        portraying the initial account values at the commencement of operations and subsequent account values at the end of each fiscal year (September
        30) beginning in 1992. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The GCI is a weighted index comprised of public, fixed rate, non-convertible domestic corporate debts that are rated at least investment grade (BBB/Baa or higher) and public obligations of the U.S. Treasury. The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The GCI and the S&P 500 are unmanaged indices and both include the reinvestment of all income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the GCI and the S&P 500 may differ substantially from the securities in the Fund's portfolio. The GCI and the S&P 500 are not the only indices which may be used to characterize performance of balanced funds and other indices may portray different comparative performance.

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            LONG-TERM INVESTMENTS--89.7%
            Common Stocks--45.7%
            Aerospace/Defense--0.5%
  15,100    Martin Marietta Corp...............  $   296,338
   2,100    Rockwell International Corp........       99,225
                                                 -----------
                                                     395,563
                                                 -----------
            Automobiles & Trucks--1.3%
   4,700    Allied Signal Automotive, Inc......      207,387
   5,000    Danaher Corp.......................      163,750
            General Motors Corp.
   4,000    Class E............................      182,000
  10,000    Class H............................      410,000
   3,700    Modine Manufacturing Co............      105,450
                                                 -----------
                                                   1,068,587
                                                 -----------
            Banking--2.8%
   7,400    Bank of Boston Corp................      352,425
  16,800    Bank of New York, Inc..............      781,200
   1,900    First Chicago Corp.................      130,387
   2,700    First Interstate Bank Corp.........      272,025
  23,600    Norwest Corp.......................      772,900
                                                 -----------
                                                   2,308,937
                                                 -----------
            Building Materials & Components--0.3%
   9,000    USG Corp.(a).......................      252,000
                                                 -----------
            Capital Goods--0.6%
            Fisher Scientific International,
  15,000      Inc..............................      485,625
                                                 -----------
            Chemicals--3.9%
   7,000    Agrium, Inc........................      256,845
   2,000    Air Products & Chemicals, Inc......      104,250
  10,400    Cytec Industries, Inc.(a)..........      601,900

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
   8,000    duPont (E.I.) de Nemours & Co......  $   550,000
   3,000    Eastman Chemical Co................      192,000
   9,000    Grace (W.R.) & Co..................      600,750
            Imperial Chemical Inds. (ADR)
   8,000      (United Kingdom).................      406,000
   6,600    Olin Corp..........................      453,750
                                                 -----------
                                                   3,165,495
                                                 -----------
            Chemical-Specialty--1.0%
   7,500    Hanna (M.A.) Co....................      197,812
  10,600    Mississippi Chemical Corp..........      222,600
   3,100    OM Group, Inc......................       94,163
  36,100    Uniroyal Chemical Corp.(a).........      324,900
                                                 -----------
                                                     839,475
                                                 -----------
            Commercial Services--0.6%
  11,000    York International Corp............      463,375
                                                 -----------
            Computer Software & Services--0.5%
   6,000    Automatic Data Processing, Inc.....      408,750
                                                 -----------
            Construction--0.5%
  32,000    Giant Cement Holding Inc.(a).......      388,000
                                                 -----------
            Consumer Goods--1.6%
  13,000    Ethan Allen Interiors, Inc.(a).....      279,500
  13,000    Libbey, Inc........................      310,375
  16,000    Owens Corning Fiberglas Corp.(a)...      714,000
                                                 -----------
                                                   1,303,875
                                                 -----------
            Drugs & Medical Supplies--1.8%
  10,100    Baxter International Inc...........      415,362
   8,000    Schering-Plough Corp...............      412,000
  30,000    Whitman Corp.......................      618,750
                                                 -----------
                                                   1,446,112
                                                 -----------

                                         See Notes to Financial Statements.
                                      29

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Electrical Equipment--0.9%
  14,000    Anixter International Inc.(a)......  $   579,250
   6,800    UCAR International Inc.(a).........      185,300
                                                 -----------
                                                     764,550
                                                 -----------
            Electronics--1.0%
   6,000    Emerson Electric Co................      429,000
   7,200    Oak Industries, Inc.(a)............      216,900
   2,500    Sundstrand Corp....................      161,875
                                                 -----------
                                                     807,775
                                                 -----------
            Financial Services--1.6%
  12,400    Dean Witter Discover & Co..........      697,500
  10,500    Equitable Companies, Inc...........      388,500
   4,700    Finova Group, Inc..................      209,150
                                                 -----------
                                                   1,295,150
                                                 -----------
            Food & Beverage--0.1%
   4,000    Sbarro, Inc........................       92,000
                                                 -----------
            Forest Products--0.4%
   7,000    Pentair, Inc.......................      315,000
                                                 -----------
            Freight Transportation--0.3%
   9,000    Pittston Services Group............      244,125
                                                 -----------
            Furniture
   1,900    INTERCO Inc.(a)....................       14,963
                                                 -----------
            Gas Pipelines--1.9%
  19,400    Cabot Oil & Gas Corp...............      264,325
  12,900    Enron Corp.........................      280,575
  15,700    Mesa, Inc.(a)......................       74,575

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
  11,000    Parker & Parsley Petroleum Co......  $   220,000
   6,700    Seagull Energy Corp.(a)............      135,675
  20,000    Total S.A. (ADR) (France)..........      602,500
                                                 -----------
                                                   1,577,650
                                                 -----------
            Health Care--0.3%
  10,000    Quorum Health Group(a).............      226,250
                                                 -----------
            Hospital Management--1.3%
  10,400    Columbia Healthcare Corp...........      505,700
  33,000    Tenet Healthcare Corp.(a)..........      573,375
                                                 -----------
                                                   1,079,075
                                                 -----------
            Insurance--3.7%
   7,300    Emphesys Financial Group, Inc......      271,013
   7,000    John Alden Financial Corp..........      158,375
   3,900    NAC Re Corp........................      141,375
   9,700    National Re Corp...................      343,137
  16,000    Penncorp Financial Group, Inc......      382,000
            Reinsurance Group of America,
  17,200      Inc..............................      606,300
  15,000    TIG Holdings, Inc..................      403,125
   6,000    Travelers, Inc.....................      318,750
  28,900    Western National Corp..............      397,375
                                                 -----------
                                                   3,021,450
                                                 -----------
            Machinery--1.5%
            Gardner Denver Machinery,
  26,000      Inc.(a)..........................      442,000
  10,000    IDEX Corp..........................      357,500
  17,100    United Dominion Inds...............      412,537
                                                 -----------
                                                   1,212,037
                                                 -----------
            Manufacturing--0.2%
   4,500    Parker-Hannifin Corp...............      171,000
                                                 -----------

                                         See Notes to Financial Statements.
                                      30

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Media--2.2%
  10,000    Comcast Corp.......................  $   198,750
  14,900    Cox Communications, Inc.(a)........      301,725
   9,400    Gannett, Inc.......................      513,475
            News Corp. Ltd. (ADR)
   6,000      (Australia)......................      119,250
  10,000    Time Warner, Inc...................      397,500
   9,437    Times Mirror Co....................      271,314
                                                 -----------
                                                   1,802,014
                                                 -----------
            Medical Technology--0.3%
   8,200    Guidant Corp.......................      239,850
                                                 -----------
            Mineral Resources--0.5%
  23,500    INDRESCO, Inc.(a)..................      420,063
                                                 -----------
            Miscellaneous Basic Industry--4.5%
  21,100    ADT Ltd.(a)........................      290,125
  15,600    Belden, Inc........................      409,500
   6,900    Crane Co...........................      238,050
  19,500    Ferro Corp.........................      485,062
   7,000    FMC Corp.(a).......................      532,000
   9,000    Illinois Tool Works, Inc...........      529,875
  17,960    Mark IV Industries, Inc............      399,610
  10,000    Tyco International Ltd.............      630,000
   2,500    United Technologies Corp...........      220,938
                                                 -----------
                                                   3,735,160
                                                 -----------
            Office Equipment & Supplies--0.6%
  12,100    Honeywell, Inc.....................      518,788
                                                 -----------
            Oil & Gas-Equipment & Services--0.8%
  20,700    Frontier Corp......................      551,138
   5,400    Vintage Petroleum, Inc.............      113,400
                                                 -----------
                                                     664,538
                                                 -----------

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Petroleum--1.2%
  30,000    Cross Timbers Oil Co...............  $   427,500
  18,000    Occidental Petroleum Corp..........      396,000
            Santa Fe Energy Resources,
  15,000      Inc.(a)..........................      142,500
                                                 -----------
                                                     966,000
                                                 -----------
            Petroleum Services--0.5%
  33,300    Oryx Energy Co.....................      432,900
                                                 -----------
            Publishing--0.3%
  17,000    American Publishing Co., Class A...      212,500
                                                 -----------
            Railroads--1.5%
   6,400    Burlington Northern Inc............      464,000
   8,900    Illinois Central Corp..............      348,212
   7,000    Union Pacific Corp.................      463,750
                                                 -----------
                                                   1,275,962
                                                 -----------
            Restaurants--0.1%
   4,300    Shoney's Inc.(a)...................       47,300
                                                 -----------
            Retail--1.4%
  50,000    Best Products, Inc.(a).............      425,000
  12,000    Dillard Department Stores, Inc.....      382,500
   4,900    Eckerd Corp.(a)....................      196,000
   4,100    Harcourt General, Inc..............      171,687
                                                 -----------
                                                   1,175,187
                                                 -----------
            Rubber--0.4%
   9,000    Goodyear Tire & Rubber Co..........      354,375
                                                 -----------
            Steel--0.1%
   3,000    Carpenter Technology Corp..........      117,375
                                                 -----------

                                         See Notes to Financial Statements.
                                      31

                THE PRUDENTIAL        BALANCED FUND
(LOGO)          INSTITUTIONAL         PORTFOLIO OF INVESTMENTS
                FUND                  SEPTEMBER 30, 1995

                                                       Value
Shares                  Description                 (Note 1)
------------------------------------------------------------
            Technology--0.8%
  14,500    Coltec Inds., Inc.(a)..............  $   174,000
  10,400    Litton Industries Inc.(a)..........      452,400
                                                 -----------
                                                     626,400
                                                 -----------
            Telecommunications--1.5%
  20,900    MCI Communications Corp............      544,706
  36,500    Tele Communications, Inc.(a).......      706,275
                                                 -----------
                                                   1,250,981
                                                 -----------
            Utility-Communications--0.4%
   9,100    AirTouch Communications(a).........      278,688
     600    WorldCom Inc.(a)...................       19,275
                                                 -----------
                                                     297,963
                                                 -----------
            Total common stocks
            (cost $31,721,047).................   37,484,175
                                                 -----------

Principal
 Amount
 (000)      DEBT OBLIGATIONS--44.0%
--------
            Asset Backed Securities--0.5%
            Standard Credit Card Master Trust
              I,
            Series 1995 Class - A1
$    400    8.25%, 1/7/07 (cost $444,938)......      438,872
                                                 -----------
            Corporate Bonds--7.2%
            African Development Bank,
     400    7.70%, 7/15/02.....................      424,732
            (Banking)
            American General Finance Corp.,
     400    7.25%, 5/15/05.....................      412,132
            (Financial Services)
            Comdisco Inc.,
     300    6.50%, 6/15/00.....................      296,730
            (Commercial Services)

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Consolidated Edison Co., Inc.,
$    300     6.625%, 2/1/02....................  $   299,175
             (Utilities)
             Detroit Edison Co.,
     350     6.34%, 3/15/00....................      346,038
             (Utilities)
             Federal Express Corp.,
     350     10.00%, 9/1/98....................      381,836
             (Shipping)
             Ford Motor Credit Co.,
     400     9.375%, 12/15/97..................      424,116
             (Financial Services)
             General Electric Capital Corp.,
     400     8.75%, 11/26/96...................      411,024
             (Financial Services)
             General Motors Acceptance Corp.,
     400     9.625%, 5/15/00...................      447,896
             (Financial Services)
             Greyhound Financial Corp.,
     100     8.50%, 5/1/98.....................      104,629
             (Financial Services)
             Hanson PLC.,
     400     7.375%, 1/15/03...................      413,828
             (Industrial) (United Kingdom)
             International Lease Finance Corp.,
     200     5.50%, 4/1/97.....................      197,634
             (Financial Services)
             Lehman Brothers, Inc.,
     200     7.125%, 7/15/02...................      198,082
             (Financial Services)
             Norwest Corp.,
     300     7.125%, 4/1/00....................      307,899
             (Banking)
             Salomon, Inc.,
     200     8.64%, 2/27/98....................      207,340
             (Financial Services)

                                         See Notes to Financial Statements.
                                      32

                THE PRUDENTIAL         BALANCED FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             Corporate Bonds, cont'd.
             Sears Roebuck & Co.,
$    100     9.48%, 7/24/01....................  $   113,359
             (Retail)
             Sears Roebuck Acceptance Corp.,
     300     6.75%, 9/15/05....................      297,726
             (Financial Services)
             Texas Utilities Co.,
     300     6.375%, 8/1/97....................      299,787
             (Utilities)
             Union Oil Co.,
     300     7.75%, 4/20/05....................      316,758
                                                 -----------
             (Petroleum)
             Total corporate bonds
             (cost $5,852,940).................    5,900,721
                                                 -----------
             U. S. Government Securities--36.3%
             United States Treasury Bonds,
   1,600     10.75%, 8/15/05...................    2,120,256
   6,300     11.25%, 2/15/15...................    9,473,625
             United States Treasury Notes,
   3,700     6.00%, 11/30/97...................    3,709,250
     400     5.625%, 1/31/98...................      397,688
   4,325     9.00%, 5/15/98....................    4,644,661
   5,500     6.375%, 1/15/99...................    5,565,285
   2,000     7.50%, 10/31/99...................    2,105,940

Principal
 Amount                                                Value
  (000)                 Description                 (Note 1)
------------------------------------------------------------
             United States Treasury Notes,
$    150     7.75%, 11/30/99...................  $   159,421
   1,100     6.375%, 8/15/02...................    1,116,324
     500     7.25%, 8/15/04....................      534,610
                                                 -----------
             Total U. S. Government Securities
               (cost $29,249,979)..............   29,827,060
                                                 -----------
             Total debt obligations
               (cost $35,547,857)..............   36,166,653
                                                 -----------
             Total long-term investments
               (cost $67,268,904)..............   73,650,828
                                                 -----------
             SHORT-TERM INVESTMENT
             Repurchase Agreement--8.9%
   7,338     Joint Repurchase Agreement
               Account,
             6.39%, 10/2/95 (Note 5)
               (cost $7,338,000)...............    7,338,000
                                                 -----------
             Total Investments--98.6%
             (cost $74,606,904; Note 4)........   80,988,828
             Other assets in excess of
             liabilities--1.4%.................    1,121,118
                                                 -----------
             Net Assets--100%..................  $82,109,946
                                                 -----------
                                                 -----------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
                                         See Notes to Financial Statements.

                THE PRUDENTIAL          INCOME FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to achieve a high level of income over the longer term while providing reasonable safety of principal.

INVESTMENT APPROACH: This Fund is primarily an investment grade, intermediate maturity, fixed income portfolio. It is managed with the objective of outperforming the Lehman Aggregate Index, a benchmark which is commonly used by institutional pension funds as a proxy for the U.S. investment grade debt market. Historically, the returns of the index itself compare favorably with that of the average general fixed income mutual fund. The Fund attempts to outperform the index through issue and sector selection. Forecasting interest rates plays only a subsidiary role in the management of the portfolio.

ADVISER: The Income Fund is managed by Prudential Global Advisers (PGA), a business unit of Prudential Investment Corporation. PGA specializes in domestic and global fixed income management. PGA manages approximately $22 billion in fixed income accounts.

ADVISER'S COMMENTS: Fixed income market participants have enjoyed a sustained rally throughout the first nine months of 1995. The rally was triggered early in the year by economic releases depicting a slowing economy and benign inflation. Expectations that the Fed would shift from a tightening to an easing stance were also reflected in market price action. Interest rates on 30-year Treasury bonds declined by 137 basis points to 6.50% by the end of the third quarter. In addition, the spread between two-year and 30-year Treasuries steepened by 47 basis points over the period.

During the last twelve months, the Lehman Aggregate returned 14.06%, with the bulk of the returns occurring in the first six months of 1995 (11.44%). Corporates were the star performer with a 16.99% return, followed by governments at 13.57% and mortgages at 13.53%.

Since our last report to you six months ago, corporate exposure in the Income Fund increased by 12% and we are now overweighted in the sector, relative to the Lehman Aggregate, by about 11%. We believe that strong investor appetite for yield combined with continued strong corporate earnings and cash flow and limited new supply should provide ongoing favorable performance in the sector. We have also lengthened the overall maturity of our corporate holdings in order to more fully participate in anticipated strong corporate relative performance in the future.

The Income Fund's mortgage exposure was reduced by almost 10% to a relatively neutral 31% over the period. We also lowered the Fund's average mortgage pass-through coupon. Once again, rallying markets triggered prepayment fears and caused prices to lag in this sector of the market. Fund performance was enhanced by our move to avoid the most prepayment sensitive areas of the mortgage market.

  PERFORMANCE RESULTS:
                                                   Lehman
                                                 Aggregate
  Average Annual Returns           Fund            Index
  -------------------------    -------------    ------------
  One Year ended 9/30/95             +13.11%        +14.06%
  From Inception (3/1/93)             +5.68%         +6.03%

Results from inception are average annual returns. Fund performance figures are historical and reflect reinvestment of dividends and distributions. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Manager is currently limiting the expenses of the Fund. Without this reduction of expenses, the total return would have been lower.
                                      34

                THE PRUDENTIAL       INCOME FUND
(LOGO)          INSTITUTIONAL        Comparison of Change in Value
                FUND                 of A $10,000 Investment

                          (CHART)

        -------------- Income Fund   - - - - Lehman Aggregate Index

        Past performance is no guarantee of future results and an investor's shares may be worth more or less than their original cost.

        This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in The Prudential Institutional Fund:
        Income Fund (the ``Fund'') with a similar investment in the Lehman Brothers Aggregate Index (LBAI) by portraying the initial account values at the commencement of operations and subsequent account values at the end of each fiscal year (September 30) beginning in 1993. For purposes of the graph and, unless otherwise indicated in the accompanying table, it has been assumed that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

        The LBAI is a combination of the Lehman Brothers Government/Corporate, Mortgage-Backed and Asset-Backed Indices and contains approximately 6,000 issues. The LBAI is an unmanaged index and includes the reinvestment of all income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the LBAI may differ substantially from the securities in the Fund's portfolio. The LBAI is not the only index that may be used to characterize performance of income funds and other indices may portray different comparative performance.

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LONG-TERM INVESTMENTS--95.9%
              Asset Backed Securities--4.0%
              Nationsbank Credit Card Trust,
$      500    Series 1995-1, 6.45%, 4/15/03....  $    501,875
              Prime Credit Card
       500    Series 1995-1, 6.75%, 11/15/05...       500,000
              Standard Credit Card Trust,
       500    Series 1994-4, 8.25%, 11/07/03...       541,090
       500    Series 1995-1, 8.25%, 1/07/07....       548,590
                                                 ------------
              Total asset backed securities
              (cost $2,084,823)................     2,091,555
                                                 ------------
              Corporate Bonds--23.9%
              African Development Bank,
       500    7.75%, 12/15/01..................       529,150
              (Financial Services)
              American General Finance Corp.,
       500    7.25%, 5/15/05...................       515,165
              (Financial Services)
              Associates Corp. of North
                America,
                (Financial Services)
       500    6.625%, 6/15/05..................       493,845
       400    7.25%, 5/15/98...................       409,296
              Columbia Healthcare Corp,
       500    7.58%, 9/15/25...................       512,500
              (Hospital Management)
              Comdisco Inc.,
       500    6.50%, 6/15/00...................       494,550
              (Commercial Services)
              Detroit Edison Co.,
       500    6.34%, 3/15/00...................       494,340
              (Utilities)
              Digital Equipment Corp.,
       250    7.125%, 10/15/02.................       243,505
              (Electronics)
              Dresdner Bank AG,
       500    7.25%, 9/15/15...................       501,040
              (Banking) (Germany)
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Equity Lord Realty Corp.,
$      300    10.50%, 12/30/97.................  $    316,875
              (Real Estate)
              Federal Express Corp.,
       500    10.00%, 9/01/98..................       545,480
              (Shipping)
              General Electric Capital Corp.,
       500    7.95%, 2/02/98...................       518,360
              (Financial Services)
              General Motors Acceptance Corp.,
       350    8.00%, 4/10/97...................       358,981
              (Financial Services)
              Grand Metropolitan Investment
                Corp.,
       800    Zero Coupon, 1/06/04.............       454,656
              (Financial Services) (United Kingdom)
              Household Finance Corp.,
     1,000    6.375%, 6/30/00..................       993,560
              (Financial Services)
              Hydro Quebec,
       500    8.00%, 2/01/13...................       525,450
              (Utilities) (Canada)
              IC Industries Financial Corp.,
       705    8.00%, 7/01/96...................       714,166
              (Financial Services)
              Intermediate American Development
                Bank,
       435    8.50%, 3/15/11...................       501,046
              (Banking)
              International Lease Finance
                Corp.,
       300    5.50%, 4/01/97...................       296,451
              (Financial Services)
              Lehman Brothers Holdings, Inc.,
       400    7.625%, 7/15/99..................       409,120
              (Financial Services)
              Petroliam Nasional Berhad,
       500    7.75%, 8/15/15...................       511,100
              (Petroleum)

                                         See Notes to Financial Statements.

                THE PRUDENTIAL       INCOME FUND
(LOGO)          INSTITUTIONAL        PORTFOLIO OF INVESTMENTS
                FUND                 SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Corporate Bonds, cont'd.
              Salomon, Inc.,
$      400    8.64%, 2/27/98...................  $    414,680
              (Financial Services)
              Sears Roebuck Acceptance Corp.,
       500    6.75%, 9/15/05...................       496,210
              (Financial Services)
              SunAmerica, Inc.,
       275    6.58%, 1/15/02...................       270,281
              (Insurance)
              Tenneco Credit Corp.,
       400    10.125%, 12/01/97................       428,396
              (Financial Services)
              Time Warner Inc.,
       300    9.15%, 2/01/23...................       325,533
              (Media)
              Union Bank Finland, Ltd.,
       250    5.25%, 6/15/96...................       247,670
                                                 ------------
              (Banking) (Finland)
              Total corporate bonds
              (cost $12,342,321)...............    12,521,406
                                                 ------------
              Foreign Government Obligations--1.9%
              New Zealand Government Bond,
       500    10.50%, 7/16/00..................       541,721
              Province of Quebec,
       400    9.00%, 5/08/01...................       438,952
                                                 ------------
              Total foreign government
                obligations
              (cost $1,015,099)................       980,673
                                                 ------------
              U.S. Government and Agency Securities--66.1%
              Federal Home Loan Mortgage Corp.,
       802    7.00%, 7/01/08...................       804,823
       500    7.00%, 8/15/23...................       486,405

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Federal National Mortgage Assn.,
$      500    6.50%, 2/25/24...................  $    463,905
     1,000(a) 6.50%, 15 yr.....................       986,250
     1,000(a) 6.50%, 30 yr.....................       964,370
     2,268    7.00%, 9/25/23 - 7/01/24.........     2,236,387
     2,000(a) 7.50%, 30 yr.....................     2,012,500
     1,444    8.00%, 9/01/09 - 7/01/24.........     1,478,962
     1,493    9.50%, 1/01/25 - 3/01/25.........     1,577,843
              Government National Mortgage
                Assn.,
       843    7.00%, 2/15/09...................       849,303
     2,441(b) 7.00%, 30 yr.....................     2,413,594
       697    7.50%, 12/15/22 - 7/15/23........       707,019
     1,261    9.00%, 9/15/19 - 7/15/21.........     1,336,782
              Tennessee Valley Authority,
       600    7.25%, 7/15/43...................       590,646
              United States Treasury Bonds,
       200    7.625%, 2/15/25..................       226,468
       450    9.00%, 11/15/18..................       573,327
       200    9.25%, 2/15/16...................       257,406
     1,000    10.75%, 8/15/05..................     1,325,160
     1,350    12.00%, 8/15/13..................     1,986,403
              United States Treasury Notes,
     3,350    5.25%, 7/31/98...................     3,292,414
       650    5.625%, 1/31/98..................       646,243
     1,500    5.75%, 10/31/97..................     1,496,955
       500    5.875%, 3/31/99..................       498,670
       600    6.25%, 2/15/03...................       603,372
       150    6.375%, 8/15/02..................       152,226
     2,400    6.375%, 1/15/99..................     2,428,488
     2,100    8.625%, 8/15/97..................     2,202,375
              United States Treasury Strips,
     1,500    Zero Coupon, 2/15/08.............       676,680
     2,000    Zero Coupon, 8/15/08.............       870,400
       700    Zero Coupon, 8/15/11.............       244,657
       500    Zero Coupon, 11/15/11............       171,485
                                                 ------------
              Total U.S. government and
                agency securities
              (cost $33,818,383)...............    34,561,518
                                                 ------------

                                         See Notes to Financial Statements.
                                      37

                THE PRUDENTIAL         INCOME FUND
(LOGO)          INSTITUTIONAL          PORTFOLIO OF INVESTMENTS
                FUND                   SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Total long-term investments
              (cost $49,260,626)...............  $ 50,155,152
                                                 ------------
              SHORT-TERM INVESTMENT
              Repurchase Agreement--14.3%
              Joint Repurchase Agreement
$    7,478      Account,
              6.39%, 10/2/95 (Note 5)
              (cost $7,478,000)................     7,478,000
                                                 ------------
              Total Investments--110.2%
              (cost $56,738,626; Note 4).......    57,633,152
              Liabilities in excess of other
              assets--(10.2%)..................    (5,335,785)
                                                 ------------
              Net Assets--100%.................  $ 52,297,367
                                                 ------------
                                                 ------------

---------------
(a) Mortgage dollar roll, see Note 1.
(b) $2,000,000 of principal amount is a mortgage dollar roll, see Note 1.

                                         See Notes to Financial Statements.

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL
                FUND

OBJECTIVE: Seeks to achieve high current income, preservation of principal and maintenance of liquidity.

INVESTMENT APPROACH: The Fund invests in U.S. dollar-denominated money market instruments, including commercial paper and bank obligations such as certificates of deposits and banker's acceptance notes from domestic and foreign issuers. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and purchase only instruments maturing in 13 months or less, which have been determined to present minimal credit risks. The Fund's yield will fluctuate, and the Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions.

ADVISER: Prudential Global Advisors is a business unit of The Prudential Investment Corporation which specializes in domestic and international fixed income management. PGA currently manages approximately $22 billion in fixed income accounts, including $2 billion in money market accounts.

ADVISER'S COMMENTS: In 1994 and early 1995 the Federal Reserve raised short-term interest rates aggressively to control an inflationary economic growth rate. Between February 1994 and February 1995 the Fed raised the Federal Funds target rate from 3.0% to 6.0%. Shortly after the February 1995 rate hike, the economy decelerated as consumers slowed the rate of spending. As the economy slowed, inflation fears dissipated. A lower inflation environment allowed the Fed to lower the target rate from 6.00% to 5.75% on July 6, 1995.

The Fund invested in relatively short maturity securities as the Fed tightened their monetary stance during 1994. This allowed the Fund to incorporate higher rates as the Federal Reserve pushed short-term interest rates higher. The average maturity rose temporarily late in 1994 as the Fund exploited seasonal interest rate patterns. In the Spring of 1995, economic growth slowed, and interest rates began to decline. Securities with longer-dated maturities were selected for the Fund, and the average maturity increased correspondingly. The average maturity reached 65 days during the summer, a maximum for the past 12 months. In general, a shorter average maturity allows the Fund to incorporate new rates more quickly, while a longer average maturity allows the Fund to hang on to higher rates for a longer time. Recently, a modest rebound in economic activity has raised uncertainties about the future direction of short-term interest rates. The Fund ended the quarter with an average maturity of 50 days, relatively neutral to the competition.

We have continued to maintain a high quality portfolio. At the end of September, all the portfolio's investments were rated in the highest category by at least two nationally recognized rating agencies, or if unrated, deemed to be of equivalent quality.


 PERFORMANCE RESULTS:

 As of September 30, 1995, the current seven-day yield was 5.47%. The net asset value remained at $1.00 per share.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. The Manager is currently limiting the expenses of the Fund. Without this reduction, the seven-day yield would have been 5.15%.
                                      39

                THE PRUDENTIAL           MONEY MARKET FUND
(LOGO)          INSTITUTIONAL            PORTFOLIO OF INVESTMENTS
                FUND                     SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              BANK HOLDING PAPER--4.8%
              Bank of New York, Inc.,
              5.87%, 10/27/95
$    2,800    (amortized cost $2,788,129)......  $  2,788,129
                                                 ------------
              COMMERCIAL PAPER -
                DOMESTIC--36.6%
              Aristar, Inc.,
     2,000    5.80%, 10/17/95..................     1,994,844
       800    5.82%, 10/19/95..................       797,672
              Caterpillar Financial Services
                N.V.,
       489    5.67%, 11/21/95..................       485,072
              Chrysler Financial Corp.,
       400    5.85%, 10/27/95..................       398,310
              Countrywide Funding Corp.,
     2,050    5.80%, 10/31/95..................     2,040,092
              Dayton Hudson Corp.,
     2,800    5.78%, 10/25/95..................     2,789,211
              Finova Capital Corp.,
     2,100    5.83%, 10/11/95..................     2,096,599
       735    5.90%, 11/2/95...................       731,145
              Honeywell, Inc.,
       470    5.80%, 11/13/95..................       466,744
              IBM Credit Corp.,
     1,300    5.80%, 10/16/95..................     1,296,858
              ITT Corp.,
     2,100    5.83%, 10/3/95...................     2,099,320
       349    5.85%, 10/4/95...................       348,830
              Nike Inc.,
       988    6.75%, 10/2/95...................       987,815
              Nynex Corp.,
     2,800    6.80%, 10/2/95...................     2,799,471

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              Public Service Elec. & Gas Co.,
$    1,150    5.78%, 10/17/95..................  $  1,147,046
              Smith Barney, Inc.,
       770    5.75%, 10/18/95..................       767,909
                                                 ------------
              Total commercial paper - domestic
              (amortized cost $21,246,938).....    21,246,938
                                                 ------------
              CORPORATE BONDS--12.6%
              Associates Corp. of North
                America,
       500    6.00%, 12/1/95...................       500,058
       400    4.50%, 2/15/96...................       397,922
     1,000    8.80%, 3/1/96....................     1,008,706
              Ford Motor Credit Corp.,
     1,000    8.25%, 5/15/96...................     1,013,983
       600    8.875%, 8/1/96...................       613,532
              General Electric Co.,
       840    7.875%, 5/1/96...................       849,202
              General Motors Acceptance Corp.,
       100    8.75%, 2/1/96....................       100,850
              Household Finance Corp.,
       900    9.375%, 2/15/96..................       908,981
              International Lease Finance
                Corp.,
       430    6.875%, 12/15/95.................       430,568
       375    6.625%, 6/1/96...................       376,208
              NationsBank Corp.,
       500    5.375%, 12/1/95..................       499,554
              Transamerica Finance Corp.,
       600    8.55%, 6/15/96...................       610,567
                                                 ------------
              Total corporate bonds
              (amortized cost $7,310,131)......     7,310,131
                                                 ------------

                                         See Notes to Financial Statements.
                                      40

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              DEPOSIT NOTES--2.6%
              Society National Bank Cleveland,
$    1,000    6.70%, 4/15/96...................  $  1,004,941
       500    6.00%, 4/25/96...................       498,649
                                                 ------------
              Total deposit notes
              (amortized cost $1,503,590)......     1,503,590
                                                 ------------
              VARIABLE RATE OBLIGATIONS(a)--28.5%
              American Express Centurion Bank,
     1,000    6.26%, 10/2/95...................     1,000,245
              Bank One Columbus N.A.,
     2,700    6.08%, 10/2/95...................     2,698,150
              FCC National Bank,
     1,400    6.15%, 10/2/95...................     1,399,944
              Ford Motor Credit Corp.,
       200    6.14%, 12/18/95..................       200,233
              Goldman Sachs Group, L.P.,
     2,700    6.00%, 10/30/95..................     2,700,000
              IBM Credit Corp.,
     1,500    5.615%, 10/16/95.................     1,499,775
              John Deere Capital Corp.,
     1,000    6.095%, 10/23/95.................     1,001,783
              John Deere Owner Trust,
     1,460    5.8125%, 10/16/95................     1,460,089
              Key Bank New York,
     1,400    6.49%, 10/2/95...................     1,398,953
              Lehman Brothers, Inc.,
     1,000    6.11%, 10/24/95..................     1,000,000
              Merrill Lynch & Co., Inc.,
       500    5.885%, 10/2/95..................       500,000
              Money Market Auto Loan Trust,
       700    6.005%, 10/16/95.................       700,000
              Morgan Stanley Group, Inc.,
     1,000    6.00%, 11/15/95..................     1,000,000
                                                 ------------
              Total variable rate obligations
              (amortized cost $16,559,172).....    16,559,172
                                                 ------------
Principal
  Amount                                                Value
  (000)                  Description                 (Note 1)
-------------------------------------------------------------
              LOAN PARTICIPATIONS--4.8%
              Engelhard Corp.,
$      800    6.20%, 10/2/95...................  $    800,000
              General Electric Capital Corp.,
     2,000    6.00%, 10/2/95...................     2,000,000
                                                 ------------
              Total loan participations
              (amortized cost $2,800,000)......     2,800,000
                                                 ------------
              MEDIUM-TERM OBLIGATIONS--9.1%
              Associates Corp. of North
                America,
       100    4.68%, 3/29/96...................        99,143
              Deere & Co.,
     1,000    8.47%, 3/18/96...................     1,011,224
              Ford Motor Credit Corp.,
     1,000    5.15%, 3/15/96...................       993,295
              General Motors Acceptance Corp.,
     2,100    4.80%, 11/15/95..................     2,095,777
       570    4.75%, 2/14/96...................       567,268
              International Lease Finance
                Corp.,
       500    5.00%, 5/28/96...................       496,536
                                                 ------------
              Total medium-term obligations
              (amortized cost $5,263,243)......     5,263,243
                                                 ------------
              Total Investments--99.0%
              (amortized cost
                $57,471,203(b))................    57,471,203
              Other assets in excess of
                liabilities--1.0%..............       582,874
                                                 ------------
              Net Assets--100%.................  $ 58,054,077
                                                 ------------
                                                 ------------

---------------
(a) For purposes of amortized cost valuation, the maturity
    date of these instruments is considered to be the next
    date on which the security can be redeemed at par or the
    next date on which the rate of interest is adjusted.
(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting
    purposes.
                                         See Notes to Financial Statements.
                                      41

                THE PRUDENTIAL          MONEY MARKET FUND
(LOGO)          INSTITUTIONAL           PORTFOLIO OF INVESTMENTS
                FUND                    SEPTEMBER 30, 1995

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of September 30, 1995 were as follows:

      Personal Credit Institutions..........    20.1%
      Business Credit (Finance).............    11.6
      Bank Holding Co.......................    10.3
      Security Brokers & Dealers............    10.3
      Commercial Banks......................     9.1
      Financial Services....................     9.0
      Telecommunications....................     4.8
      Variety Store.........................     4.8
      Asset Backed..........................     3.7
      Mortgage Bankers......................     3.5
      Farm Machinery........................     3.5
      Equip. Rental & Leasing...............     2.2
      Electric Services.....................     2.0
      Footwear..............................     1.7
      Chemicals-Specialty...................     1.4
      Regulating Controls...................     1.0
      Other assets in excess of liabilities      1.0
                                               -----
                                               100.0%
                                               -----
                                               -----

                                         See Notes to Financial Statements.
                                      42

                THE PRUDENTIAL         STATEMENT OF ASSETS
(LOGO)          INSTITUTIONAL          AND LIABILITIES
                FUND                   SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL
ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK
BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND
FUND          FUND          FUND          FUND
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Assets
Investments, at value
  (a)......................  $222,374,363   $ 96,471,101   $137,331,985
$133,506,023   $80,988,828   $57,633,152   $57,471,203
Cash.......................            --             --            184
     417           872           897           440
Foreign currency, at value
  (cost $153,643)..........            --             --        153,891
      --            --            --            --
Receivable for investments
  sold.....................     1,199,509      5,941,403           --
 176,030     1,133,257            --            --
Interest and dividends
  receivable...............       162,987        206,021      404,440
 641,767       685,304       563,134       386,072
Receivable for Fund shares
  sold.....................       789,547        361,069      323,593
 191,349       207,730        58,336       227,193
Due from Manager...........            --          1,754           --
      --            --         4,635            --
Deferred expenses and other
  assets...................        29,670         32,252       29,485
  30,735        28,919        31,988        30,486
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
    Total assets...........   224,556,076    103,013,600   138,243,578
134,546,321    83,044,910    58,292,142    58,115,394
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Liabilities
Payable for investments
  purchased................     2,555,583        872,222      987,689
1,013,369       667,995     5,934,375            --
Payable for Fund shares
  reacquired...............     1,286,353         85,455      314,389
  46,984       155,532        11,863        34,386
Accrued expenses...........        77,378         70,888      148,784
  51,045        44,922        42,870        16,633
Due to broker-variation
  margin...................            --         29,670           --
      --            --            --            --
Management fee payable.....       107,403             --       92,756
  68,472        57,582            --         3,953
Administration fee
  payable..................        23,965         10,799       14,738
  14,564         8,933         5,667         6,345
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
    Total liabilities......     4,050,682      1,069,034    1,558,356
1,194,434       934,964     5,994,775        61,317
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net Assets.................  $220,505,394   $101,944,566   $136,685,222
$133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net assets were comprised
  of:
Shares of beneficial
  interest, at par.........  $     13,604   $      7,169   $    8,964      $
  10,703   $     6,576   $     5,238   $    58,054
Paid-in capital in excess
  of par...................   169,441,843     80,650,936   121,007,773
116,928,121    71,932,999    52,130,203    57,996,023
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                              169,455,447     80,658,105   121,016,737
116,938,824    71,939,575    52,135,441    58,054,077
Undistributed net
  investment income........            --      1,562,991    1,582,613
2,883,961     1,706,435            --            --
Accumulated net realized
  gain (loss) on
  investments..............    (3,016,003)     4,001,988   (3,235,336   )
1,414,649     2,082,012      (732,600)           --
Net unrealized appreciation
  (depreciation) on
  investments and foreign
  currencies...............    54,065,950     15,721,482   17,321,208
12,114,453     6,381,924       894,526            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net assets, September 30,
  1995.....................  $220,505,394   $101,944,566   $136,685,222
$133,351,887   $82,109,946   $52,297,367   $58,054,077
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Shares of beneficial
  interest issued and
  outstanding..............    13,604,202      7,168,801    8,964,457
10,703,173     6,575,791     5,237,904    58,054,077
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net asset value per
  share....................  $      16.21   $      14.22   $    15.25      $
   12.46   $     12.49   $      9.98   $      1.00
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
(a) Identified cost........  $168,308,413   $ 80,942,844   $120,016,426
$121,391,570   $74,606,904   $56,738,626   $57,471,203

     See Notes to Financial Statements.
                                      43

                THE PRUDENTIAL          STATEMENT OF
(LOGO)          INSTITUTIONAL           OPERATIONS
                FUND                    YEAR ENDED SEPTEMBER 30, 1995

                                GROWTH         STOCK       INTERNATIONAL
ACTIVE                                     MONEY
                                STOCK          INDEX           STOCK
BALANCED      BALANCED       INCOME        MARKET
                                 FUND           FUND           FUND
FUND          FUND          FUND          FUND
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net Investment Income
Income
  Interest.................  $    198,002   $    637,099   $  499,812      $
3,847,389   $ 2,407,512   $ 3,187,231   $ 3,128,647
  Dividends (a)............     1,190,186      1,623,115    3,287,355
 896,599       560,304            --            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
    Total income...........     1,388,188      2,260,214    3,787,167
4,743,988     2,967,816     3,187,231     3,128,647
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Expenses
  Management fee...........     1,049,893        286,843    1,367,665
 733,748       496,395       231,931       236,009
  Administration fee.......       201,075         96,138      159,439
 140,527        95,069        62,187        70,311
  Custodian's fees and
  expenses.................        88,000        124,000      280,000
  74,000        72,000        65,000        73,000
  Registration fees........        63,000         35,000       32,000
  60,000        23,000        25,000        30,000
  Transfer agent's fees and
    expenses...............        36,092         17,256       28,618
  25,224        17,064        11,162        12,621
  Reports to
  shareholders.............        25,000         25,000       25,000
  13,000        25,000        13,000        13,000
  Amortization of
    organization
    expenses...............        13,385         13,385       13,385
  13,213        13,385        13,049        13,213
  Legal fees...............        11,000         11,000       15,000
  11,000        11,000        11,000        11,000
  Audit fee................        12,000         11,000       15,000
  12,000        11,000        11,000         9,000
  Trustees' fees...........         8,572          8,572        8,572
   8,572         8,572         8,572         8,572
  Miscellaneous............         6,056          4,525        5,856
   5,244         4,762         4,256         4,382
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
    Total expenses.........     1,514,073        632,719    1,950,535
1,096,528       777,247       456,157       481,108
  Expense subsidy (Note
    2).....................       (14,225)      (202,456)     (47,700)
 (48,317)      (68,112)     (131,453)     (166,428)
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net expenses...............     1,499,848        430,263    1,902,835
1,048,211       709,135       324,704       314,680
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net investment income
  (loss)...................      (111,660)     1,829,951    1,884,332
3,695,777     2,258,681     2,862,527     2,813,967
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss)
  on:
  Securities...............       820,651      1,869,439   (2,892,161)
1,585,229     2,197,085        92,951            --
  Futures transactions.....            --      2,175,415           --
      --            --            --            --
  Foreign currency
  transactions.............        (5,798)            --     (192,785)
      --        (1,009)           --            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                                  814,853      4,044,854   (3,084,946)
1,585,229     2,196,076        92,951            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net change in unrealized
  appreciation
  (depreciation) on:
  Securities and foreign
  currencies...............    47,538,274     13,632,300    9,333,213
12,809,504     6,413,335     2,865,097            --
  Financial futures
  contracts................            --        282,600           --
      --            --            --            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                               47,538,274     13,914,900    9,333,213
12,809,504     6,413,335     2,865,097            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net gain on investments and
  foreign currencies.......    48,353,127     17,959,754    6,248,267
14,394,733     8,609,411     2,958,048            --
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
Net Increase in Net Assets
Resulting from
Operations.................  $ 48,241,467   $ 19,789,705   $8,132,599      $
18,090,510   $10,868,092   $ 5,820,575   $ 2,813,967
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
                             ------------   ------------   -------------
------------   -----------   -----------   -----------
(a)Net of foreign withholding taxes of $26,902, $11,248, $461,615, $3,187,
$10,097, respectively.

     See Notes to Financial Statements.
                                      44

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                       GROWTH                         STOCK
                   INTERNATIONAL
                                        STOCK                         INDEX
                       STOCK
                                        FUND                           FUND
                       FUND
                             ---------------------------
----------------------------      -------------------------
                              Year Ended September 30,       Year Ended
September 30,        Year Ended September 30,
                             ---------------------------
----------------------------      -------------------------
                                 1995           1994           1995
1994             1995
                             ------------   ------------   -------------
------------      -----------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............       $(111,660)        $25,287      $1,829,951
$892,321        $1,884,332
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........          814,853     (3,778,648)      4,044,854
 186,406        (3,084,946)
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       47,538,274       3,531,929     13,914,900
 380,870         9,333,213
                             ------------   -------------   -------------
-------------     ------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       48,241,467        (221,432)    19,789,705
1,459,597        8,132,599
                             ------------   -------------   -------------
-------------     ------------
Net equalization
credits.................              --           44,776             --
   289,937              --
                             ------------   -------------   -------------
-------------     ------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....          (48,781)        (43,709)    (1,015,394)
 (481,228)         (750,797)
                             ------------   -------------   ------------
--------------     ------------
 Distributions to
   shareholders from net
   realized gains.......              --         (131,129)      (165,297)
 (106,939)       (2,440,090)
                             ------------   -------------   ------------
--------------     ------------
Fund share transactions
 Net proceeds from
   shares sold..........      138,943,130      80,605,272     52,960,096
29,356,230        93,624,206
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........           48,781         174,838      1,180,691
  588,167        3,190,887
 Cost of shares
   redeemed.............      (73,635,171)    (21,470,653)   (20,924,559)
(8,128,767)     (67,895,915)
                             ------------   -------------   -------------
-------------     ------------
 Net increase in net
   assets from Fund
   share transactions...       65,356,740      59,309,457     33,216,228
21,815,630       28,919,178
                             ------------   -------------   ------------
-------------     ------------
Net increase............      113,549,426      58,957,963     51,825,242
22,976,997       33,860,890
Net Assets
 Beginning of year......      106,955,968      47,998,005     50,119,324
27,142,327      102,824,332
                            ------------    -------------   ------------
-------------     ------------
 End of year...... ......    $220,505,394    $106,955,968   $101,944,566
$50,119,324     $136,685,222
                             ------------   -------------   ------------
-------------     ------------
                             ------------   -------------   ------------
-------------     ------------

                               INTERNATIONAL                        ACTIVE
                               STOCK                               BALANCED
                               FUND                                  FUND
                             ---------------------------
----------------------------
                              Year Ended September 30,         Year Ended
September 30,
                             ---------------------------
----------------------------
                                1994                         1995
1994
                             ------------                  -------------
------------
Increase (Decrease) in
Net Assets
Operations
 Net investment income
   (loss)...............      $  736,785                    $   3,695,777
$ 1,805,400
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions........ .      2,235,681                        1,585,229
   119,065
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...       5,701,535                        12,809,504
 (1,395,057)
                           -------------                     -------------
-------------
 Net increase (decrease)
   in net assets
   resulting from
   operations......... ..      8,674,001                        18,090,510
    529,408
                           -------------                     -------------
-------------
Net equalization
credits.................         695,692                                --
    296,744
                           -------------                     -------------
-------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment incom e....        (98,619)                       (2,260,245)
   (503,768)
                          -------------                      -------------
-------------
 Distributions to
   shareholders from net
   realized gains.......        (493,097)                         (272,788)
   (395,817)
                           -------------                     -------------
-------------
Fund share transactions
 Net proceeds from
   shares sold..........      86,220,384                        54,908,716
 56,588,609
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........         591,716                         2,533,033
     899,585
 Cost of shares
   redeemed.............     (24,473,332)                      (20,823,769)
 (15,023,860)
                           -------------                     -------------
--------------
 Net increase in net
   assets from Fund
   share transactions...      62,338,768                        36,617,980
  42,464,334
                           -------------                     -------------
--------------
Net increase............      71,116,745                        52,175,457
  42,390,901
Net Assets
 Beginning of year......      31,707,587                        81,176,430
  38,785,529
                           -------------                     -------------
--------------
 End of year............   $ 102,824,332                     $ 133,351,887
 $81,176,430
                           -------------                     -------------
--------------
                           -------------                     -------------
--------------

     See Notes to Financial Statements.
                                      45

                THE PRUDENTIAL          STATEMENT OF CHANGES
(LOGO)          INSTITUTIONAL           IN NET ASSETS
                FUND

                                  MONEY
                                       BALANCED
INCOME                              MARKET
                                         FUND
FUND                                FUND
                            -------------------------------
-------------------------------     -------------------------------
                               Year Ended September 30,            Year Ended
September 30,            Year Ended September 30,
                            -------------------------------
-------------------------------     -------------------------------
                                1995              1994              1995
       1994              1995              1994
                            -------------     -------------     -------------
   -------------     -------------     -------------
Increase (Decrease) in
Net Assets
Operations
 Net investment
   income...............    $   2,258,681      $ 1,261,344       $ 2,862,527
    $ 1,982,080      $   2,813,967      $ 1,276,052
 Net realized gain
   (loss) on investments
   and foreign currency
   transactions.........        2,196,076          163,359            92,951
       (826,533)                --            1,550
 Net change in
   unrealized
   appreciation
   (depreciation) on
   investments and
   foreign currencies...        6,413,335       (1,878,445)        2,865,097
     (2,659,530)                --               --
                            -------------     -------------     -------------
   -------------     -------------     -------------
 Net increase (decrease)
   in net assets
   resulting from
   operations...........       10,868,092         (453,742)        5,820,575
     (1,503,983)         2,813,967        1,277,602
                            -------------     -------------     -------------
   -------------     -------------     -------------
Net equalization
 credits................               --          721,188                --
             --                 --               --
                            -------------     -------------     -------------
   -------------     -------------     -------------
Dividends and
 distributions
 Dividends to
   shareholders from net
   investment income....       (1,529,788)        (604,065)       (2,862,527)
     (1,982,080)        (2,813,967)      (1,277,602)
                            -------------     -------------     -------------
   -------------     -------------     -------------
 Distributions to
   shareholders from net
   realized gains.......         (269,963)        (735,383)               --
       (137,236)                --               --
                            -------------     -------------     -------------
   -------------     -------------     -------------
Fund share transactions
 Net proceeds from
   shares sold..........       26,091,264       42,441,610        11,549,255
     15,768,473         55,919,976       32,311,167
 Net asset value of
   shares issued to
   shareholders in
   reinvestment of
   dividends and
   distributions........        1,799,751        1,339,448         2,862,527
      2,119,316          2,813,967        1,277,602
 Cost of shares
   redeemed.............      (19,161,993)      (6,059,058)       (6,473,780)
     (7,878,160)       (47,010,598)     (17,493,001)
                            -------------     -------------     -------------
   -------------     -------------     -------------
 Net increase in net
   assets from Fund
   share transactions...        8,729,022       37,722,000         7,938,002
     10,009,629         11,723,345       16,095,768
                            -------------     -------------     -------------
   -------------     -------------     -------------
Net increase............       17,797,363       36,649,998        10,896,050
      6,386,330         11,723,345       16,095,768
Net Assets
 Beginning of year......       64,312,583       27,662,585        41,401,317
     35,014,987         46,330,732       30,234,964
                            -------------     -------------     -------------
   -------------     -------------     -------------
 End of year............    $  82,109,946      $64,312,583       $52,297,367
    $41,401,317      $  58,054,077      $46,330,732
                            -------------     -------------     -------------
   -------------     -------------     -------------
                            -------------     -------------     -------------
   -------------     -------------     -------------

     See Notes to Financial Statements.
                                      46

                THE PRUDENTIAL          FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                      GROWTH
                           STOCK
                                                                      STOCK
                           INDEX
                                                                       FUND
                           FUND

----------------------------------------------        ---------

     November 5,         Year Ended

       1992(a)           September
                                                    Year Ended September 30,
       Through              30,
                                                  ----------------------------
   September 30,        ---------
                                                    1995             1994
        1993               1995
                                                  ---------      -------------
   -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   12.00        $   12.10
       $ 10.00           $   11.27
                                                  ---------      -------------
   -------------        ---------
Income from investment operations:
Net investment income(b)......................           --               --
           .04                 .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         4.22             (.06)
          2.08                2.97
                                                  ---------      -------------
   -------------        ---------
 Total from investment operations.............         4.22             (.06)
          2.12                3.20
                                                  ---------      -------------
   -------------        ---------
Less distributions:
Dividends from net investment income..........         (.01)            (.01)
          (.02)               (.22)
Distributions from net realized gains.........           --             (.03)
            --                (.03)
                                                  ---------      -------------
   -------------        ---------
Total distributions...........................         (.01)            (.04)
          (.02)               (.25)
                                                  ---------      -------------
   -------------        ---------
Net asset value, end of period................    $   16.21        $   12.00
       $ 12.10           $   14.22
                                                  ---------      -------------
   -------------        ---------
                                                  ---------      -------------
   -------------        ---------
TOTAL RETURN(d)...............................        35.14%           (0.50)%
        21.22%              29.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 220,505        $ 106,956
       $47,998           $ 101,945
Average net assets (000)......................    $ 149,985        $  71,449
       $17,592           $  71,711
Ratios to average net assets: (b)
 Expenses.....................................         1.00%            1.00%
          1.00%(c)             .60%
 Net investment income........................         (.07)%            .04%
           .31%(c)            2.55%
Portfolio turnover rate.......................           64%              65%
            84%                 11%

                                                           STOCK
                                                           INDEX
                                                           FUND
                                               --------------------------------

                                                                   November 5,
                                                                     1992(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.12           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .26               .23
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................         .11               .94
                                                -------------     -------------
 Total from investment operations.............         .37              1.17
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.18)             (.05)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.22)             (.05)
                                                -------------     -------------
Net asset value, end of period................     $ 11.27           $ 11.12
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        3.33%            11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $50,119           $27,142
Average net assets (000)......................     $38,098           $18,807
Ratios to average net assets: (b)
 Expenses.....................................         .60%              .60%(c)
 Net investment income........................        2.34%             2.41%(c)
Portfolio turnover rate.......................           2%                1%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                      47

                THE PRUDENTIAL           FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                          ACTIVE

                         BALANCED
                                                                  INTERNATIONAL
                         FUND
                                                                      STOCK
                         ---------
                                                                       FUND

----------------------------------------------          Year

     November 5,           Ended

       1992(a)           September
                                                    Year Ended September 30,
       Through              30,
                                                  ----------------------------
   September 30,        ---------
                                                    1995             1994
        1993               1995
                                                  ---------      -------------
   -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   14.84        $   12.35
       $ 10.00           $   10.92
                                                  ---------      -------------
   -------------        ---------
Income from investment operations:
Net investment income(b)......................          .18              .13
           .16                 .33
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................          .66             2.54
          2.21                1.54
                                                  ---------      -------------
   -------------        ---------
 Total from investment operations.............          .84             2.67
          2.37                1.87
                                                  ---------      -------------
   -------------        ---------
Less distributions:
Dividends from net investment income..........         (.10)            (.03)
          (.02)               (.29)
Distributions from net realized gains.........         (.33)            (.15)
            --                (.04)
                                                  ---------      -------------
   -------------        ---------
Total distributions...........................         (.43)            (.18)
          (.02)               (.33)
                                                  ---------      -------------
   -------------        ---------
Net asset value, end of period................    $   15.25        $   14.84
       $ 12.35           $   12.46
                                                  ---------      -------------
   -------------        ---------
                                                  ---------      -------------
   -------------        ---------
TOTAL RETURN(d)...............................         5.95%           21.71%
         23.74%              17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 136,685        $ 102,824
       $31,708           $ 133,352
Average net assets (000)......................    $ 118,927        $  68,476
       $14,491           $ 104,821
Ratios to average net assets:(b)
 Expenses.....................................         1.60%            1.60%
          1.60%(c)            1.00%
 Net investment income........................         1.58%            1.08%
          1.44%(c)            3.53%
Portfolio turnover rate.......................           20%              21%
            15%                 30%


                                                         ACTIVE
                                                        BALANCE
                                                          FUND
                                               --------------------------------
                                                                   January 4,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,      September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.05           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .24               .21
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.12)              .84
                                                -------------     -------------
 Total from investment operations.............         .12              1.05
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.14)               --
Distributions from net realized gains.........        (.11)               --
                                                -------------     -------------
Total distributions...........................        (.25)               --
                                                -------------     -------------
Net asset value, end of period................     $ 10.92           $ 11.05
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................        1.07%            10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $81,176           $38,786
Average net assets (000)......................     $58,992           $12,815
Ratios to average net assets:(b)
 Expenses.....................................        1.00%             1.00%(c)
 Net investment income........................        3.06%             2.68%(c)
Portfolio turnover rate.......................          40%               47%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       48

                THE PRUDENTIAL       FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

                                                                     BALANCED
                          INCOME
                                                                       FUND
                           FUND

----------------------------------------------        ---------

     November 5,

       1992(a)           Year Ended
                                                    Year Ended September 30,
       Through          September 30,
                                                  ----------------------------
   September 30,        ---------
                                                    1995             1994
        1993               1995
                                                  ---------      -------------
   -------------        ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 11.08          $ 11.80
       $ 10.00            $  9.38
                                                  ---------      -------------
   -------------        ---------
Income from investment operations:
Net investment income(b)......................         .18              .31
           .31                .59
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        1.53             (.52)
          1.54                .60
                                                  ---------      -------------
   -------------        ---------
 Total from investment operations.............        1.71             (.21)
          1.85               1.19
                                                  ---------      -------------
   -------------        ---------
Less distributions:
Dividends from net investment income..........        (.25)            (.23)
          (.05)              (.59)
Distributions from net realized gains.........        (.05)            (.28)
            --                 --
                                                  ---------      -------------
   -------------        ---------
Total distributions...........................        (.30)            (.51)
          (.05)              (.59)
                                                  ---------      -------------
   -------------        ---------
Net asset value, end of period................     $ 12.49          $ 11.08
       $ 11.80            $  9.98
                                                  ---------      -------------
   -------------        ---------
                                                  ---------      -------------
   -------------        ---------
TOTAL RETURN(d)...............................       15.90%           (1.88)%
         18.58%             13.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $82,110          $64,313
       $27,663            $52,297
Average net assets (000)......................     $70,914          $44,048
       $17,401            $46,386
Ratios to average net assets: (b)
 Expenses.....................................        1.00%            1.00%
          1.00%(c)            .70%
 Net investment income........................        3.19%            2.86%
          3.16%(c)           6.17%
Portfolio turnover rate.......................          65%              52%
            74%               145%


                                                           INCOME
                                                             FUND
                                               --------------------------------
                                                                    March 1,
                                                                     1993(a)
                                                Year Ended           Through
                                               September 30,       September 30,
                                                    1994              1993
                                                -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 10.33           $ 10.00
                                                -------------     -------------
Income from investment operations:
Net investment income(b)......................         .52               .27
Net realized and unrealized gain (loss) on
 investment and foreign currency
 transactions.................................        (.91)              .33
                                                -------------     -------------
 Total from investment operations.............        (.39)              .60
                                                -------------     -------------
Less distributions:
Dividends from net investment income..........        (.52)             (.27)
Distributions from net realized gains.........        (.04)               --
                                                -------------     -------------
Total distributions...........................        (.56)             (.27)
                                                -------------     -------------
Net asset value, end of period................     $  9.38           $ 10.33
                                                -------------     -------------
                                                -------------     -------------
TOTAL RETURN(d)...............................       (3.91)%            6.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $41,401           $35,015
Average net assets (000)......................     $37,802           $25,626
Ratios to average net assets: (b)
 Expenses.....................................         .70%              .70%(c)
 Net investment income........................        5.24%             4.62%(c)
Portfolio turnover rate.......................          83%               93%

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.
                                       49

                THE PRUDENTIAL        FINANCIAL HIGHLIGHTS
(LOGO)          INSTITUTIONAL
                FUND

MONEY

MARKET

FUND

-----------------------------------------------------

                January 4,

                  1993(a)
                                                         Year Ended September
30,                Through

-------------------------------         September 30,
                                                        1995                1994
                1993
                                                      ---------
-------------         -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........         $  1.00             $
1.00               $  1.00
Net investment income and net realized
 gains(b).....................................             .05
 .03                   .02
Dividends from net investment income..........            (.05)
(.03)                 (.02)
                                                      ---------
-------------         -------------
Net asset value, end of period................         $  1.00             $
1.00               $  1.00
                                                      ---------
-------------         -------------
                                                      ---------
-------------         -------------
TOTAL RETURN(d)...............................            5.47%
3.32%                 2.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............         $58,054
$46,331               $30,235
Average net assets (000)......................         $52,446
$38,170               $25,296
Ratios to average net assets: (b)
 Expenses.....................................             .60%
 .60%                  .60%(c)
 Net investment income........................            5.37%
3.34%                 2.73%(c)

---------------
 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

     See Notes to Financial Statements.

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The Prudential Institutional Fund (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and consists of seven separate funds (Fund or Funds): Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund. The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest (2,500 shares each of Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund) were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations commenced on: November 5, 1992 for the Growth Stock Fund, Stock Index Fund, International Stock Fund and Balanced Fund; January 4, 1993 for the Active Balanced Fund and Money Market Fund; and March 1, 1993 for the Income Fund.

   The Funds' investment objectives are as follows: Growth Stock Fund--long-term growth of capital through investment primarily in equity securities of established companies with above-average growth prospects; Stock Index Fund--investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index; International Stock Fund--long-term growth of capital through investment in equity securities of foreign issues with income as a secondary objective; Active Balanced Fund--total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments; Balanced Fund--long-term total return consistent with moderate portfolio risk; Income Fund--a high level of income over the longer term while providing reasonable safety of principal; and Money Market Fund--high current income, preservation of principal and maintenance of liquidity, while maintaining a $1.00 net asset value per share.

   The ability of issuers of debt securities, other than those issued or guaranteed by the U.S. Government, held by the Funds to meet their obligations may be affected by economic developments in a specific industry, region, or country.

Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund.

   Securities Valuations: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.

   Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

   U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

   Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of one of the subadvisers, does not represent fair value, shall be valued at fair value as determined under procedures established by the Trustees.

   Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Forward currency
                                      51

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

exchange contracts shall be valued at the current cost of covering or offsetting such contracts.

   Securities held by the Money Market Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other Funds which mature in more than 60 days are valued at current market quotations and those which mature in 60 days or less are valued at amortized cost. In the event that a Subadviser determines that amortized cost does not represent fair value for certain short-term securities with remaining maturities of 60 days or less, such securities will be valued at market value.

   In connection with transactions in repurchase agreements, it is the Company's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Company may be delayed or limited.

   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

   The Funds invest in financial futures contracts in order to hedge their existing portfolio securities, or securities the Funds intend to purchase, against fluctuations in value. Under a variety of circumstances, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realized a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

   Dollar Rolls: The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase somewhat similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.
   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange
                                      52

                THE PRUDENTIAL          NOTES TO
(LOGO)          INSTITUTIONAL           FINANCIAL STATEMENTS
                FUND

prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal year, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

   Net realized losses on foreign currency transactions represent net foreign exchange losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation/ depreciation on securities and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

   Equalization: During the fiscal year ended September 30, 1995, the Funds (except for the Income and Money Market Funds) discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per-share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The following balances of undistributed net investment income at September 30, 1994, resulting from equalization were transferred to paid-in capital in excess of par for each of the respective Funds:

Growth Stock Fund                     $  90,444
Stock Index Fund                        398,227
International Stock Fund                881,462
Active Balanced Fund                    788,116
Balanced Fund                           899,912

   Such reclassifications have no effect on net assets, results of operations, or net asset value per share of the Funds.

   Dividends and Distributions: Dividends and distributions of each Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Income Fund and Money Market Fund will declare dividends of their net investment income and, for the Money Market Fund, net capital gain (loss), daily and distribute such dividends monthly. Each other Fund will declare and distribute a dividend of its net investment income, if any, at least annually. Except for the Money Market Fund, each Fund will declare and distribute its net capital gains, if any, at least annually. Distributions of income dividends and capital gains distributions of each Fund are made on the payment date and reinvested at the per share net asset value as of the record date or such other date as the Board may determine. On the ``ex-dividend'' date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the distribution).

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
                                      53

                THE PRUDENTIAL         NOTES TO
(LOGO)          INSTITUTIONAL          FINANCIAL STATEMENTS
                FUND

   Taxes: It is the Funds' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

   Reclassification of Capital Accounts: The Company accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies.

   For the year ended September 30, 1995, the application of this statement affected undistributed net investment income (``UNI''), accumulated net realized gain (loss) on investments (``G/L'') and paid-in capital in excess of par (``PIC'') by the following amounts:

                                  UNI        G/L         PIC
                               ---------   --------   ---------
Growth Stock Fund              $ 141,451   $  5,798   $(147,249)
International Stock Fund         (81,325)    81,325          --
Active Balanced Fund            (107,185)   107,185          --
Balanced Fund                   (112,634)   112,634          --

   Net investment income, net realized gains and net assets were not affected by this change.

   Deferred Organizational Expenses: Approxi-mately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the period of benefit not to exceed 60 months from the date each of the Funds' commenced investment operations.

Note 2. Agreements
   The Company has entered into a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential).

   PIFM has entered into subadvisory agreements with The Prudential Investment Corporation (``PIC''), Jennison Associates Capital Corp. (``Jennison'') and Mercator Asset Management, Inc. (``Mercator''), each a wholly-owned subsidiary of Prudential. Each subadviser will furnish investment advisory services in connection with the management of the various Funds. Jennison serves as subadviser to the Growth Stock Fund and the Active Balanced Fund. PIC serves as subadviser to the Balanced Fund, the Stock Index Fund, the Income Fund and the Money Market Fund. Mercator serves as subadviser to the International Stock Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Company except for fees and expenses of unaffiliated Trustees. The Funds will bear all other costs and expenses.

   Each Fund will pay PIFM a fee for its services provided to the Fund. The fees are computed daily and payable monthly at the annual rates specified below of the value of each Funds' average daily net assets:

Fund                                  Management Fee
--------------------------            ---------------
Growth Stock Fund                            .70%
Stock Index Fund                             .40
International Stock Fund                    1.15
Active Balanced Fund                         .70
Balanced Fund                                .70
Income Fund                                  .50
Money Market Fund                            .45

   PIFM has voluntarily agreed to subsidize a portion of the operating expenses of the Funds until September 30, 1996. Such expenses may be recovered by PIFM through December 31, 1996 so long as the total expense ratios do not exceed
                                      54

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

certain predetermined levels set forth in the Company's prospectus. For the year ended September 30, 1995, PIFM subsidized the following amounts:

                            Percentage
                            of Average         Amount per
Fund                        Net Assets           Share
-------------------------  -------------   ------------------
Growth Stock Fund               .01%             $ .001
Stock Index Fund                .28                .025
International Stock Fund        .04                .002
Active Balanced Fund            .05                .004
Balanced Fund                   .10                .005
Income Fund                     .28                .027
Money Market Fund               .32                .001

   The Company has entered into an administration agreement with Prudential Mutual Fund Management, Inc. (``PMF''), an indirect wholly-owned subsidiary of Prudential. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Company such services as the Company may require in connection with the administration of the Company's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and
 .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.

Note 3. Other Transactions with Affiliates
   For the year ended September 30, 1995, Prudential Securities Incorporated, an affiliate of PIFM, earned approximately $1,000 in brokerage commissions from portfolio transactions executed on behalf of the Balanced Fund.

Note 4. Portfolio Securities
   Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 were as follows:

Fund                              Purchases           Sales
----------------------------     ------------      -----------
Growth Stock Fund                $166,285,606      $94,901,288
Stock Index Fund                   31,191,257        6,793,307
International Stock Fund           51,878,167       22,058,837
Active Balanced Fund               55,254,010       24,449,598
Balanced Fund                      51,413,549       41,017,407
Income Fund                        72,942,188       62,818,679

   On September 30, 1995, the Stock Index Fund purchased 62 financial futures contracts on the S&P 500 Index expiring December, 1995. The cost of such contracts was $18,040,975. The value of such contracts on September 30, 1995 was $18,234,200, thereby resulting in an unrealized gain of $193,225.

   The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of September 30, 1995 were as follows:

                                  Net Unrealized
                                  Appreciation/
                                   Depreciation
                                  --------------       Gross Unrealized
Fund                   Basis                      Appreciation  Depreciation
------------------- ------------                  ------------  ------------
Growth Stock Fund   $168,492,267   $ 53,882,096   $55,631,552    $1,749,456
Stock Index Fund      80,984,245     15,486,856    16,243,442       756,586
International Stock
 Fund                120,016,426     17,315,559    19,620,167     2,304,608
Active Balanced
 Fund                121,485,163     12,020,860    12,744,154       723,294
Balanced Fund         74,648,132      6,340,696     6,845,882       505,186
Income Fund           56,738,626        894,526     1,086,048       191,522

   The following Funds elected to treat net losses incurred in the eleven month period ended September 30, 1994 as having occurred in the current fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund               $3,796,000          --
International Stock Fund                --     $186,000
Income Fund                        828,000          --

                THE PRUDENTIAL       NOTES TO
(LOGO)          INSTITUTIONAL        FINANCIAL STATEMENTS
                FUND

   The following Funds will elect to treat net losses incurred in the eleven month period ended September 30, 1995 as having been incurred in the following fiscal year:

                                 Capital       Currency
                                ----------     --------
Growth Stock Fund                       --     $ 4,000
International Stock Fund        $3,066,000     169,000
Balanced Fund                           --       1,000

   For federal income tax purposes, the following Funds have a capital loss carryforward as of September 30, 1995 which expires in 2003:

Growth Stock Fund               $2,825,300
Income Fund                        723,300

   The average monthly balance of dollar rolls outstanding during the year ended September 30, 1995 for the Income Fund was approximately $4,142,000. The amount of dollar rolls outstanding at September 30, 1995 was $5,940,665, which was 10.2% of total assets.

Note 5. Joint Repurchase Agreement Account
   The Company, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1995, the Company had a 9.01% undivided interest, in the aggregate, in the repurchase agreements in the joint account which represented $65,929,000 in principal amount, in the aggregate, as follows:

                                Percentage      Principal
Company                          Interest        Amount
----------------------------    ----------     -----------
Growth Stock Fund                   .66%       $ 4,819,000
Stock Index Fund                   1.71         12,494,000
International Stock Fund           1.12          8,175,000
Active Balanced Fund               3.50         25,625,000
Balanced Fund                      1.00          7,338,000
Income Fund                        1.02          7,478,000

   As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

   Bear, Stearns & Co., Inc., 6.375%, in the principal amount of $225,000,000, repurchase price $225,119,531, due 10/2/95. The value of the collateral including accrued interest was $229,660,959.

   BT Securities Corp., 6.10%, in the principal amount of $56,863,000, repurchase price $56,891,905, due 10/2/95. The value of the collateral including accrued interest was $58,082,904.

   Goldman, Sachs & Co., 6.45%, in the principal amount of $225,000,000, repurchase price $225,120,938, due 10/2/95. The value of the collateral including accrued interest was $229,500,013.

   Smith Barney, Inc., 6.43%, in the principal amount of $225,000,000, repurchase price $225,120,563, due 10/2/95. The value of the collateral including accrued interest was $229,500,366.

Note 6. Capital
   Each Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

   Transactions in shares of beneficial interest during the years ended September 30, 1995 and 1994 were as follows:
Year ended September 30, 1995:

                                       Shares
                                      Issued in
                                    Reinvestment                 Increase
                          Shares    of Dividends/    Shares      in Shares
Fund                       Sold     Distributions   Redeemed    Outstanding
----------------------- ----------  -------------  -----------  -----------
Growth Stock Fund        9,932,496        4,078     (5,248,506)  4,688,068
Stock Index Fund         4,340,797      107,238     (1,725,892)  2,722,143
International Stock
 Fund                    6,497,880      228,737     (4,691,305)  2,035,312
Active Balanced Fund     4,883,689      242,395     (1,856,069)  3,270,015
Balanced Fund            2,303,919      168,832     (1,702,980)    769,771
Income Fund              1,204,925      296,456       (675,384)    825,997
Money Market Fund       55,919,976    2,813,967    (47,010,598) 11,723,345

                THE PRUDENTIAL        NOTES TO
(LOGO)          INSTITUTIONAL         FINANCIAL STATEMENTS
                FUND

Year ended September 30, 1994:

                                       Shares
                                     Issued in
                                    Reinvestment                 Increase
                         Shares    of Dividends/     Shares      in Shares
Fund                      Sold     Distributions    Redeemed    Outstanding
---------------------- ----------  --------------  -----------  -----------
Growth Stock Fund       6,739,890        14,450     (1,804,735)  4,949,605
Stock Index Fund        2,697,792        52,328       (744,579)  2,005,541
International Stock
 Fund                   6,022,403        42,326     (1,702,734)  4,361,995
Active Balanced Fund    5,244,905        81,781     (1,404,380)  3,922,306
Balanced Fund           3,900,150       118,117       (556,779)  3,461,488
Income Fund             1,613,971       216,368       (809,032)  1,021,307
Money Market Fund      32,311,167     1,277,602    (17,493,001) 16,095,768

   Of the shares outstanding at September 30, 1995, PIFM and affiliates owned the following shares:

Fund                                    Shares
--------------------------            ----------
Growth Stock Fund                      4,724,608
Stock Index Fund                       3,429,256
International Stock Fund               4,962,191
Active Balanced Fund                   2,396,951
Balanced Fund                          3,356,418
Income Fund                            2,889,945
Money Market Fund                     27,811,405

                THE PRUDENTIAL         INDEPENDENT
(LOGO)          INSTITUTIONAL          AUDITORS' REPORT
                FUND
The Shareholders and Trustees of
The Prudential Institutional Fund:

   We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Prudential Institutional Fund (consisting of the Growth Stock Fund, Stock Index Fund, International Stock Fund, Active Balanced Fund, Balanced Fund, Income Fund and Money Market Fund), as of September 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Prudential Institutional Fund as of September 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
November 16, 1995
                                      58

                THE PRUDENTIAL        FEDERAL INCOME
(LOGO)          INSTITUTIONAL         TAX INFORMATION
                FUND

As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Funds during their fiscal year ended September 30, 1995.

Detailed below, please find the aggregate dividends and distributions, per share, paid by each Fund during the fiscal year ended September 30, 1995 as well as the corporate dividend received deduction percentage:

                                                  Ordinary Dividends*
 Long-Term            Total            Corporate
                                               -------------------------
  Capital           Dividends          Dividend
                                                            Short-Term
   Gains               and             Received
Fund                                           Income      Capital Gains
Distributions      Distributions        Deduction
------------------------------------------     ------      -------------
-------------      -------------      -------------
Growth Stock Fund                              $.005              --
      --              $.005               100%
Stock Index Fund                                .215           $.025
   $.010               .250                87
International Stock Fund                        .107            .060
    .258               .425                --
Active Balanced Fund                            .290            .010
    .025               .325                23
Balanced Fund                                   .255            .005
    .040               .300                24
Income Fund                                     .594              --
      --               .594                --
Money Market Fund                               .053              --
      --               .053                --

* For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

                THE PRUDENTIAL          SUPPLEMENTAL
(LOGO)          INSTITUTIONAL           PROXY INFORMATION
                FUND

A Special Meeting of Shareholders of The Prudential Institutional Fund, International Stock Fund (the ``Fund'') was held on Thursday, November 16, 1995 at the offices of The Prudential Insurance Company of America, Prudential Plaza, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1) To approve a new Subadvisory Agreement between Prudential Institutional Fund Management, Inc. and Mercator Asset Management, L.P. on behalf of the Fund.

(2) To transact such other business as may properly come before the meeting or any adjournments thereof.
    The results of the proxy solicitation on the above matters were as follows:

                           Votes for    Votes against    Abstentions
                           ----------   --------------   ------------
      Mercator Asset
(1)   Management, L.P.     5,678,306       124,086          31,474

(2) There was no other business voted upon at the Special Meeting of
    Shareholders.
                                      60

                THE PRUDENTIAL
(LOGO)          INSTITUTIONAL
                FUND
Trustees
William P. Link, Chairman
Mark R. Fetting
David A. Finley
William E. Fruhan, Jr.
August G. Olsen
Eric A. Simonson
Herbert G. Stolzer

Officers
Mark R. Fetting, President
Thomas A. Early, Vice President
Robert F. Gunia, Vice President
Walter E. Watkins, Jr., Vice President
Eugene S. Stark, Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Institutional Fund Management, Inc.
30 Scranton Office Park
Moosic, PA 18507

Investment Advisers
The Prudential Investment Corporation
751 Broad Street
Newark, NJ 07102

Jennison Associates Capital Corp.
466 Lexington Avenue
New York, NY 10017

Mercator Asset Management, Inc.
2400 East Commercial Boulevard
Fort Lauderdale, FL 33308

Administrator
Prudential Mutual Fund Management, Inc.
199 Water Street
New York, NY 10292

Distributor
Prudential Retirement Services, Inc.
30 Scranton Office Park
Moosic, PA 18507

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
Raritan Plaza One
Edison, NJ 08837

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Kirkpatrick and Lockhart LLP
1800 M Street, N.W.
Washington, D.C. 20036


This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                       The Prudential Institutional Fund
                              21 Prudential Plaza
                                751 Broad Street
                             Newark, NJ 07102-3777

The Prudential Institutional Fund
21 Prudential Plaza
751 Broad Street
Newark, NJ 07102-3777
(LOGO)


 Bulk Rate
U.S. Postage
  PAID
Permit No. 2145
 Newark, N.J.


95133-11/95